UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-07685

                             Frontegra Funds, Inc.
               (Exact name of registrant as specified in charter)

                                400 Skokie Blvd.
                                   Suite 500
                           Northbrook, Illinois 60062
              (Address of principal executive offices) (Zip code)

                             William D. Forsyth III
                          400 Skokie Blvd., Suite 500
                           Northbrook, Illinois 60062
                    (Name and address of agent for service)

                                 (847) 509-9860
               Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2005

Date of reporting period:  December 31, 2004

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

                             (FRONTEGRA FUNDS LOGO)

                               SEMI-ANNUAL REPORT

                        Frontegra Total Return Bond Fund
                      Frontegra Investment Grade Bond Fund
                      Frontegra IronBridge Small Cap Fund
                  Frontegra New Star International Equity Fund

                        FRONTEGRA ASSET MANAGEMENT, INC.

                               December 31, 2004

TABLE OF CONTENTS

SHAREHOLDER LETTER                                                           1

EXPENSE EXAMPLE                                                              2

ALLOCATION OF PORTFOLIO HOLDINGS                                             4

FRONTEGRA TOTAL RETURN BOND FUND

FRONTEGRA INVESTMENT GRADE BOND FUND
   Report from Reams Asset Management Company, LLC                           8
   Investment Highlights                                                    11
   Schedule of Investments                                                  12
   Schedule of Swap Contracts Sold                                          23
   Statement of Assets and Liabilities                                      24
   Statement of Operations                                                  25
   Statements of Changes in Net Assets                                      26
   Financial Highlights                                                     27
   Investment Highlights                                                    28
   Schedule of Investments                                                  29
   Statement of Assets and Liabilities                                      39
   Statement of Operations                                                  40
   Statements of Changes in Net Assets                                      41
   Financial Highlights                                                     42

FRONTEGRA IRONBRIDGE SMALL CAP FUND
   Report from IronBridge Capital Management, LLC                           44
   Investment Highlights                                                    46
   Schedule of Investments                                                  47
   Statement of Assets and Liabilities                                      53
   Statement of Operations                                                  54
   Statements of Changes in Net Assets                                      55
   Financial Highlights                                                     56

FRONTEGRA NEW STAR INTERNATIONAL EQUITY FUND
   Report from New Star Institutional Managers Limited                      58
   Investment Highlights                                                    61
   Schedule of Investments                                                  62
   Portfolio Diversification                                                67
   Statement of Assets and Liabilities                                      68
   Statement of Operations                                                  69
   Statements of Changes in Net Assets                                      70
   Financial Highlights                                                     71

NOTES TO FINANCIAL STATEMENTS                                               72

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the applicable Fund. Each Prospectus includes more complete information about management fees and expenses, investment objectives, risks and operating policies of the applicable Fund. Please read the Prospectus carefully.

DEAR FELLOW SHAREHOLDERS:

We are pleased to report on the progress of the Frontegra Funds for the first six months of our fiscal year (July 1, 2004 through December 31, 2004). During the past six months, both U.S and foreign equity markets made significant gains while the U.S. bond market was also up. The equity market as measured by the S&P 500 Index was up 7.19% while the non-U.S markets as measured by the MSCI EAFE Index were up 15.15%. The broad bond market as measured by the Lehman Brothers Aggregate Bond Index returned 4.18% for the six month period.

FUND RESULTS

Total Return Bond Fund and the Investment Grade Bond Fund, managed by Reams Asset Management, returned 4.59% and 4.29% respectively. The Frontegra IronBridge Small Cap Fund, managed by IronBridge Capital Management returned 11.96%. The Frontegra New Star International Equity Fund, managed by New Star Institutional Managers returned 11.70% for the period.

SUMMARY

We are pleased to be reporting solid positive results for all of our Funds for the first half of our fiscal year. We continue to have great confidence in the investment teams at Reams Asset Management, IronBridge Capital Management and New Star Institutional Managers. We believe they are committed to the highest standards of investment decision-making for the shareholders of the Frontegra Funds.

And as always, we greatly appreciate your investment and continued confidence in the Frontegra Funds.

Sincerely,

/s/Thomas J. Holmberg, CFA              /s/William D. Forsyth, CFA

Thomas J. Holmberg, CFA                 William D. Forsyth, CFA
Frontegra Asset Management, Inc.        Frontegra Asset Management, Inc.

Frontegra Funds
EXPENSE EXAMPLE
December 31, 2004

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/04 - 12/31/04).

ACTUAL EXPENSES

The first line of the tables on the following page provides information about actual account values and actual expenses. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. A redemption fee of 2.00% of the then current value of the shares redeemed may be imposed on certain redemptions of shares made within 30 days of purchase for the Frontegra New Star International Equity Fund. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.
Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes management fees, registration fees, fee waivers/reimbursements and other expenses. However, the example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FRONTEGRA TOTAL RETURN BOND FUND

                                                              EXPENSES PAID
                          BEGINNING         ENDING            DURING PERIOD
                        ACCOUNT VALUE    ACCOUNT VALUE       JULY 1, 2004 -
                         JULY 1, 2004  DECEMBER 31, 2004 DECEMBER 31, 2004*<F1>
                         ------------  ----------------- ----------------------
Actual                    $1,000.00        $1,045.90              $2.19
Hypothetical (5% return
  before expenses)        $1,000.00        $1,023.06              $2.17

*<F1> Expenses are equal to the Fund's annualized expense ratio of 0.425%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FRONTEGRA INVESTMENT GRADE BOND FUND

                                                              EXPENSES PAID
                          BEGINNING         ENDING            DURING PERIOD
                        ACCOUNT VALUE    ACCOUNT VALUE       JULY 1, 2004 -
                         JULY 1, 2004  DECEMBER 31, 2004 DECEMBER 31, 2004*<F2>
                         ------------  ----------------- ----------------------
Actual                    $1,000.00        $1,041.90              $2.16
Hypothetical (5% return
  before expenses)        $1,000.00        $1,023.09              $2.14

*<F2> Expenses are equal to the Fund's annualized expense ratio of 0.42%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FRONTEGRA IRONBRIDGE SMALL CAP FUND

                                                              EXPENSES PAID
                          BEGINNING         ENDING            DURING PERIOD
                        ACCOUNT VALUE    ACCOUNT VALUE       JULY 1, 2004 -
                         JULY 1, 2004  DECEMBER 31, 2004 DECEMBER 31, 2004*<F3>
                         ------------  ----------------- ----------------------
Actual                    $1,000.00        $1,119.60              $5.88
Hypothetical (5% return
  before expenses)        $1,000.00        $1,019.66              $5.60

*<F3> Expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FRONTEGRA NEW STAR INTERNATIONAL EQUITY FUND

                                                              EXPENSES PAID
                          BEGINNING         ENDING            DURING PERIOD
                        ACCOUNT VALUE    ACCOUNT VALUE       JULY 1, 2004 -
                         JULY 1, 2004  DECEMBER 31, 2004 DECEMBER 31, 2004*<F4>
                         ------------  ----------------- ----------------------
Actual                    $1,000.00        $1,118.00              $5.07
Hypothetical (5% return
  before expenses)        $1,000.00        $1,020.42              $4.84

*<F4> Expenses are equal to the Fund's annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Frontegra Funds
ALLOCATION OF PORTFOLIO HOLDINGS
December 31, 2004

                     FRONTEGRA TOTAL RETURN BOND FUND*<F5>

               Mortgage Backed Securities                   40.9%
               U.S. Treasury Obligations                    37.8%
               Corporate Bonds                              20.4%
               Asset Backed Securities                       3.9%
               Short Term Investments                        2.9%
               U.S. Government Agency Issues                 2.7%
               Collateralized Mortgage Obligations           0.3%

*<F5>  Excludes net liabilities

                   FRONTEGRA INVESTMENT GRADE BOND FUND*<F6>

               Mortgage Backed Securities                   44.2%
               U.S. Treasury Obligations                    33.5%
               Corporate Bonds                              19.2%
               Asset Backed Securities                       5.9%
               U.S. Government Agency Issues                 3.3%
               Short Term Investments                        2.0%
               Collateralized Mortgage Obligations           0.3%

*<F6>  Excludes net liabilities

                    FRONTEGRA IRONBRIDGE SMALL CAP FUND*<F7>

               Common Stocks                                95.8%
               Short Term Investments                        8.4%

*<F7>  Excludes net liabilities

                  FRONTEGRA NEW STAR INTERNATIONAL EQUITY FUND

               Common Stocks                                97.4%
               Other Assets                                  2.6%

                                   FRONTEGRA
                             TOTAL RETURN BOND FUND

                                   FRONTEGRA
                                INVESTMENT GRADE
                                   BOND FUND

REPORT FROM REAMS ASSET
MANAGEMENT COMPANY, LLC:

Dear Fellow Shareholders:

The bond market provided a solid return for the last six months of 2004. The Total Return Bond Fund returned 4.59% over the past six months compared to 4.18% for the benchmark, Lehman Brothers Aggregate Bond Index.

In similar fashion, the Investment Grade Bond Fund returned 4.29% over the past six months, bettering the 4.18% return of the benchmark.

PORTFOLIO REVIEW

A comparison of year-end 2004 versus year-end 2003 yield levels in the longer end of the Treasury market creates an illusion of stability, since 10-year Treasury yields were nearly unchanged between the two dates. However, the market actually experienced considerable volatility during the period. Early in the year, in response to several sluggish employment reports, 10-year Treasury yields fell to 3.68%, before strong economic and inflation reports pushed them up to a high of 4.87% in June. Rates then declined through October as a result of the "summer slump" before rising in the fourth quarter to end the year at 4.22%. At the same time, Fed tightening beginning in June increased money market rates from 1.0% to 2.25%. The result was a sharp flattening in the yield curve. Credit and mortgage spreads dropped sharply through year-end to finish at low levels, including some of the lowest spread levels in history in the high yield and pass-through markets.

In this changing environment, the Funds performed well ahead of the market benchmark during 2004. Duration strategy provided most of the performance impact, as we were able to employ a defensive strategy during periods when rates were rising to add value to the portfolios, while retreating to neutral during periods when rates were falling allowed the portfolios to retain these gains. Yield curve strategy was also a strong positive, as the barbell strategy that was employed for much of the year added performance as the curve flattened. While security selection was a fairly neutral factor for the year, sector selection had a slightly negative impact as the portfolios were underweighted in both credit and mortgage pass-throughs for much of the year as spreads narrowed.

FIXED INCOME OUTLOOK

10-year U.S. Treasury yields dropped in the second six months of 2004 from 4.68% at the end of June to finish the year at 4.22% as the Fed funds rate rose to 2.25%. Economic and inflation statistics for the U.S. strengthened during the period. Growth, inflation, and foreign interest in U.S. debt markets remain as the critical variables for interest rates in 2005.

Most U.S. economic statistics strengthened during the fourth quarter, with improving employment, consumption, output, investment, and sales despite higher energy prices. While leading indicators dropped from June through October, they advanced in November and December, and the critical new orders component has remained firm. We expect 3%+ GDP growth in 2005. The U.S. trade deficit remains a major growth impediment, and could be an important swing factor during the next two years.

Inflation statistics bottomed at the end of 2003, rose swiftly early in 2004 with energy prices before easing during the summer, and are now again rising. The question of whether Fed monetary policy has been inflationary remains unanswered. We have maintained our 2% estimate of long-term underlying inflation, but it may be prudent to raise this estimate to 2.5% in the near future if current trends continue.

The bond market's attention has recently been drawn by the weak dollar to the large U.S. trade deficit and corresponding buildup in foreign central bank dollar reserves and Treasury bond holdings. It is feared that the resolution of these perceived "imbalanced" will be inflationary and interrupt the demand for U.S. debt, raising interest rates. While the resolution of these issues is unknown, they are important risk factors.

It appears that the Fed will continue to increase short-term interest rates as long as the economy remains firm and inflation threatens. The market has discounted a 3.25% Fed funds rate by the end of 2005.

At the year-end level of 4.22% on 10-year Treasury notes, inflation adjusted Treasury yields appear to be unattractive unless growth and inflation weaken. If current trends continue and we raise our inflation forecast to 2.5%, real Treasury yields will look even more unattractive.

Bond buyers' hunger for yield has depressed yield spreads in all sectors of the market, and particularly in mortgage pass-throughs, high-yields and emerging-markets bonds, and investment-grade corporates. Both mortgage and credit spreads appear to be historically very unattractive and inadequate to compensate investors for credit and prepayment risk. The key factors behind spread compression appear to be high levels of corporate liquidity, low money market rates, low inflation and foreign central band buying. Money market rates are now rising, and all of the other factors have the potential to change quickly.

PORTFOLIO STRATEGY

As long as inflation-adjusted Treasury yields remain at unattractive levels, we will be adhering to a generally defensive duration strategy in the portfolios. We may retreat tactically to a neutral duration position when the market gives us an opportunity, but we expect to generally be running defensive portfolios in the current interest-rate range.

The portfolios' yield curve positioning is expected to generally be barbelled, in expectation of a flattening yield curve. While this strategy also will occasionally return to neutral depending on market conditions, we expect a generally barbelled strategy.

Mortgage pass-through exposure will probably be underweighted if mortgage spreads remain at their current narrow levels. Pass-through spreads do not adequately compensate investors for prepayment risk at these levels.

Credit exposure is below benchmark levels since we think that most spreads do not adequately compensate investors for credit risk. With merger and acquisition and stock repurchase activity on the rise, event risk for the credit sector is also rising. Credit themes that we currently favor include utility first-mortgage bonds, GIC-backed insurance bonds, and well-covenanted REIT debt.

Better-convexity CMBS and asset-backed holdings continue to be significant in the portfolio, since their AAA credit qualities and favorable structures are attractive compared to current alternatives.

SUMMARY

We think that the Funds are well positioned to take advantage of the opportunities afforded investors in the fixed income markets, particularly from a generally defensive duration posture, a barbelled yield curve strategy and a continued underweighting in credit sensitive bonds. We appreciate your continued support as fellow shareholders in the Funds.

Regards,

/s/Mark M. Egan                         /s/Robert A. Crider

Mark M. Egan, CFA, CPA                  Robert A. Crider, CFA
Reams Asset Management Company, LLC     Reams Asset Management Company, LLC

INVESTMENT HIGHLIGHTS
Growth of a $100,000 Investment

                         Frontegra Total             Lehman Brothers
        Date            Return Bond Fund           Aggregate Bond Index
        ----            ----------------           --------------------
       11/25/96*<F8>        $100,000                     $100,000
       12/31/96              $99,239                      $99,417
        3/31/97              $98,362                      $98,861
        6/30/97             $102,032                     $102,492
        9/30/97             $105,600                     $105,898
       12/31/97             $107,761                     $109,016
        3/31/98             $109,814                     $110,713
        6/30/98             $112,097                     $113,298
        9/30/98             $116,435                     $118,088
       12/31/98             $116,850                     $118,485
        3/31/99             $116,509                     $117,898
        6/30/99             $115,847                     $116,862
        9/30/99             $116,931                     $117,655
       12/31/99             $116,688                     $117,512
      3/31/2000             $120,434                     $120,105
      6/30/2000             $123,697                     $122,197
      9/30/2000             $127,807                     $125,882
     12/31/2000             $132,423                     $131,176
      3/31/2001             $137,575                     $135,157
      6/30/2001             $138,374                     $135,919
      9/30/2001             $143,478                     $142,189
     12/31/2001             $142,220                     $142,252
      3/31/2002             $142,420                     $142,386
      6/30/2002             $143,131                     $147,647
      9/30/2002             $144,301                     $154,411
     12/31/2002             $150,349                     $156,841
      3/31/2003             $154,795                     $159,026
      6/30/2003             $162,151                     $163,003
      9/30/2003             $162,793                     $162,766
     12/31/2003             $164,216                     $163,280
      3/31/2004             $168,643                     $167,623
      6/30/2004             $164,921                     $163,535
      9/30/2004             $170,445                     $168,755
     12/31/2004             $172,484                     $170,367

*<F8>  11/25/96 commencement of operations.

Portfolio Total Return**<F9>
FOR THE PERIOD ENDED 12/31/04

ONE YEAR                           5.04%

FIVE YEAR
AVERAGE ANNUAL                     8.13%

SINCE COMMENCEMENT
AVERAGE ANNUAL                     6.96%

This chart assumes an initial gross investment of $100,000 made on 11/25/96 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in fixed income securities.

**<F9> The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra Total Return Bond Fund
SCHEDULE OF INVESTMENTS
December 31, 2004 (Unaudited)

Principal Amount                                                         Value
----------------                                                         -----
               U.S. TREASURY OBLIGATIONS  37.8%

               U.S. Treasury Bonds  3.2%
$ 2,235,000    6.25% due 08/15/2023 (e)<F14>                      $  2,616,608
  7,730,000    5.375% due 02/15/2031                                 8,358,666
                                                                  ------------
                                                                    10,975,274
                                                                  ------------

               U.S. Treasury Notes  34.6%
 67,471,000    2.875% due 11/30/2006                                67,260,153
 24,797,000    3.00% due 11/15/2007 (e)<F14>                        24,643,953
 20,812,000    3.00% due 02/15/2008 (e)<F14>                        20,642,091
    968,000    4.375% due 08/15/2012                                   991,103
  4,263,000    4.25% due 11/15/2014                                  4,274,156
                                                                  ------------
                                                                   117,811,456
                                                                  ------------
               TOTAL U.S. TREASURY OBLIGATIONS
                 (cost $128,858,846)                               128,786,730
                                                                  ------------

               U.S. GOVERNMENT AGENCY ISSUES  2.7%

               Federal and Federally-Sponsored Credit Agencies  2.7%
    836,000    2.10% due 04/19/2006                                    825,478
  8,285,000    2.875% due 05/22/2006                                 8,258,521
                                                                  ------------
                                                                     9,083,999
                                                                  ------------
               TOTAL U.S. GOVERNMENT AGENCY ISSUES
                 (cost $9,105,451)                                   9,083,999
                                                                  ------------

               CORPORATE BONDS  20.4%

               Auto Components  0.0%
    147,000    Dana Corp.
                 5.85% due 01/15/2015
                 (Acquired 12/07/04; Cost $146,931) (a)<F10>           145,530
                                                                  ------------

               Automobiles  1.8%
    567,000    Daimler Chrysler NA Holdings
                 8.50% due 01/18/2031                                  708,439
  3,388,000    Ford Motor Co.
                 7.45% due 07/16/2031                                3,407,440
  1,814,000    General Motors Corp.
                 8.375% due 07/15/2033                               1,879,455
                                                                  ------------
                                                                     5,995,334
                                                                  ------------

               Chemicals  0.3%
  1,090,000    ICI Wilmington Inc.
                 4.375% due 12/01/2008                               1,096,152
                                                                  ------------

               Commercial Banks  0.3%
    844,000    Credit Suisse First Boston London
                 7.90% due 05/01/2007
                 (Acquired 12/17/02;
                 Cost $874,203) (a)<F10>(b)<F11>                       917,722
                                                                  ------------

               Consumer Finance  0.8%
  1,166,000    American General Finance Corp.
                 3.875% due 10/01/2009                               1,147,361
               Household Finance Corp.
  1,189,000      4.125% due 11/16/2009                               1,182,607
    417,000      6.375% due 10/15/2011                                 460,533
                                                                  ------------
                                                                     2,790,501
                                                                  ------------

               Diversified Financial Services  2.4%
    768,000    Cit Group, Inc.
                 3.65% due 11/23/2007                                  765,031
  1,126,000    Citigroup Inc.
                 2.4975% due 06/04/2007 (c)<F12>                     1,126,230
    687,000    Credit Suisse First Boston USA Inc.
                 4.125% due 01/15/2010                                 683,423
               General Electric Capital Corp.
  1,541,000      2.1075% due 01/05/2007 (c)<F12>                     1,542,786
  1,671,000      4.375% due 11/21/2011                               1,661,081
  1,555,000    General Motors Acceptance Corp.
                 8.00% due 11/01/2031                                1,598,361
    939,000    Goldman Sachs Group Inc.
                 3.875% due 01/15/2009                                 936,873
                                                                  ------------
                                                                     8,313,785
                                                                  ------------
               Diversified Telecommunication Services  2.1%
    577,000    Bellsouth Corp.
                 4.75% due 11/15/2012                                  580,543
  1,019,000    British Telecommunications PLC
                 8.125% due 12/15/2010 (b)<F11>                      1,223,675
    719,000    Qwest Corp.
                 7.20% due 11/10/2026                                  690,240
  1,255,000    SBC Communications
                 4.125% due 09/15/2009                               1,252,710
               Sprint Capital Corp.
    549,000      6.125% due 11/15/2008                                 588,761
    544,000      8.375% due 03/15/2012                                 662,669
  1,715,000    Telecom Italia Capital
                 4.95% due 09/30/2014
                 (Acquired Multiple Dates;
                 Cost $1,680,524) (a)<F10>(b)<F11>                   1,680,252
    527,000    Telefonos de Mexico, S.A. de C.V.
                 4.50% due 11/19/2008 (b)<F11>                         530,512
                                                                  ------------
                                                                     7,209,362
                                                                  ------------

               Electric Utilities  3.0%
    581,000    Alabama Power Co.
                 3.50% due 11/15/2007                                  579,009
    969,000    Consumers Energy Co.
                 4.40% due 08/15/2009
                 (Acquired Multiple Dates;
                 Cost $969,982) (a)<F10>                               975,111
    724,000    Entergy Gulf States Inc.
                 4.875% due 11/01/2011                                 717,994
    647,000    Entergy Louisiana Inc.
                 5.50% due 04/01/2019                                  643,056
    437,000    Florida Power & Light Co.
                 5.95% due 10/01/2033                                  468,233
    346,000    Pacific Gas & Electric Co.
                 3.26% due 04/03/2006 (c)<F12>                         346,284
    451,000    PPL Electric Utilities Corp.
                 5.875% due 08/15/2007                                 474,079
  1,738,000    Public Service Co. of Colorado
                 4.375% due 10/01/2008                               1,762,323
  2,368,000    Southern California Edison Co.
                 8.00% due 02/15/2007                                2,578,707
    965,000    TXU Corp.
                 6.55% due 11/15/2034
                 (Acquired 11/22/04; Cost $960,136) (a)<F10>           955,657
    848,000    Wisconsin Electric Power Co.
                 3.50% due 12/01/2007                                  844,595
                                                                  ------------
                                                                    10,345,048
                                                                  ------------

               Electronic Connectors  0.2%
    617,000    Tyco International Group SA
                 6.75% due 02/15/2011 (b)<F11>                         691,526
                                                                  ------------

               Food Products  0.2%
    517,000    Tyson Foods, Inc.
                 7.25% due 10/01/2006                                  548,131
                                                                  ------------

               Gas Utilities  1.5%
    943,000    Atmos Energy Corp.
                 4.00% due 10/15/2009                                  932,172
    675,000    Consolidated Natural Gas Co.
                 5.00% due 12/01/2014                                  675,647
    460,000    El Paso Natural Gas Co.
                 8.375% due 06/15/2032                                 512,325
  1,497,000    Nisource Finance Corp.
                 2.915% due 11/23/2009 (c)<F12>                      1,494,921
    845,000    Texas Eastern Transmission LP
                 5.25% due 07/15/2007                                  873,991
    569,000    Transcontinental Gas Pipe Line
                 6.25% due 01/15/2008                                  598,161
                                                                  ------------
                                                                     5,087,217
                                                                  ------------

               Health Care Providers & Services  0.1%
               HCA, Inc.
    246,000      5.50% due 12/01/2009                                  246,080
    241,000      6.375% due 01/15/2015                                 241,976
                                                                  ------------
                                                                       488,056
                                                                  ------------

               Hotels Restaurants & Leisure  0.2%
    588,000    MGM Mirage Inc.
                 6.00% due 10/01/2009                                  602,700
                                                                  ------------

               Insurance  2.2%
  1,005,000    Allstate Life Global Funding Trust
                 4.50% due 05/29/2009                                1,023,471
    768,000    Hartford Life Global Funding
                 2.66% due 09/15/2009 (c)<F12>                         764,167
  1,925,000    Met Life Global Funding I
                 4.25% due 07/30/2009
                 (Acquired 07/19/04; Cost $1,924,038) (a)<F10>       1,937,626
  1,296,000    New York Life Global Funding
                 3.875% due 01/15/2009
                 (Acquired 01/05/04; Cost $1,295,417) (a)<F10>       1,288,912
    728,000    Pacific Life Global Funding
                 3.75% due 01/15/2009
                 (Acquired 01/08/04; Cost $726,260) (a)<F10>           719,891
    836,000    Principal Life Income Funding Trust
                 3.20% due 04/01/2009                                  808,325
    773,000    Protective Life Secured Trust
                 4.00% due 10/07/2009                                  766,832
                                                                  ------------
                                                                     7,309,224
                                                                  ------------

               Media  0.5%
  1,216,000    Cox Communications Inc.
                 4.625% due 01/15/2010
                 (Acquired 12/10/04; Cost $1,214,735) (a)<F10>       1,213,196
    380,000    Time Warner Inc.
                 7.625% due 04/15/2031                                 459,709
                                                                  ------------
                                                                     1,672,905
                                                                  ------------

               Multi-Utilities & Unregulated Power  2.6%
  1,330,489    American Ref-Fuel Co. LLC
                 6.26% due 12/31/2015
                 (Acquired Multiple Dates;
                 Cost $1,330,489) (a)<F10>                           1,388,764
    514,000    Calpine Corp.
                 9.625% due 09/30/2014
                 (Acquired 11/08/04; Cost $497,045) (a)<F10>           531,990
    750,000    DTE Energy Co.
                 6.65% due 04/15/2009                                  819,454
  2,034,534    Edison Mission Energy Funding
                 7.33% due 09/15/2008
                 (Acquired Multiple Dates;
                 Cost $1,891,988) (a)<F10>                           2,156,606
    750,000    Kiowa Power Partners LLC
                 4.811% due 12/30/2013
                 (Acquired Multiple Dates;
                 Cost $750,889) (a)<F10>(b)<F11>                       752,002
    692,000    Pepco Holdings, Inc.
                 3.75% due 02/15/2006                                  695,397
    191,947    PNPP II Funding Corp.
                 8.51% due 11/30/2006                                  200,339
    523,000    PSEG Power LLC
                 5.50% due 12/01/2015                                  532,984
  1,575,288    Sithe/Independence Funding
                 8.50% due 06/30/2007                                1,648,932
                                                                  ------------
                                                                     8,726,468
                                                                  ------------

               Oil & Gas  0.8%
  1,049,000    Devon Energy Corp.
                 2.75% due 08/01/2006                                1,036,708
    491,000    Duke Energy Field Services LLC
                 5.75% due 11/15/2006                                  508,791
    425,000    Pioneer Natural Resources Co.
                 6.50% due 01/15/2008                                  455,570
    697,000    Valero Energy Corp.
                 3.50% due 04/01/2009                                  679,533
                                                                  ------------
                                                                     2,680,602
                                                                  ------------

               Pharmaceuticals  0.2%
    575,000    Schering-Plough Corp.
                 6.50% due 12/01/2033                                  647,236
                                                                  ------------

               Real Estate  0.7%
    733,000    Liberty Property LP
                 7.75% due 04/15/2009                                  823,207
    799,000    The Rouse Co.
                 3.625% due 03/15/2009                                 753,252
    943,000    Simon Property Group LP
                 4.875% due 08/15/2010
                 (Acquired 08/04/04; Cost $938,634) (a)<F10>           961,181
                                                                  ------------
                                                                     2,537,640
                                                                  ------------

               Wireless Telecommunication Services  0.5%
    992,000    AT&T Wireless Services Inc.
                 7.50% due 05/01/2007                                1,077,471
               Rogers Wireless Inc.
    442,000      6.375% due 03/01/2014 (b)<F11>                        437,580
    241,000      7.50% due 03/15/2015
                 (Acquired 11/19/04;
                 Cost $241,000) (a)<F10>(b)<F11>                       254,255
                                                                  ------------
                                                                     1,769,306
                                                                  ------------
               TOTAL CORPORATE BONDS
                 (cost $69,005,881)                                 69,574,445
                                                                  ------------

               ASSET BACKED SECURITIES  3.9%
  1,240,490    American Airlines Inc.
                 3.15% due 09/23/2007 (c)<F12>                       1,242,994
    610,020    Capital Auto Receivables Asset Trust
                 2003-1, 2.27% due 01/17/2006                          609,538
  1,268,953    CNH Equipment Trust
                 2004-A, 2.0008% due 10/14/2005                      1,266,345
    493,751    Conseco Finance Securitizations Corp.
                 2001-4, 5.15% due 09/01/2033                          496,981
  1,144,000    Discover Card Master Trust I
                 2000-5, 2.5825% due 11/15/2007 (c)<F12>             1,144,774
  1,600,000    Distribution Financial Services
                 Floorplan Master Trust
                 2003-1, 2.4725% due 04/15/2005 (c)<F12>             1,600,326
  1,729,000    GE Commercial Equipment Financing LLC
                 2003-1, 2.50% due 06/20/2007 (c)<F12>               1,729,686
     11,369    Mego Mortgage Home Loan Trust
                 1996-2, 7.275% due 08/25/2017                          11,350
    979,797    Mid-State Trust
                 11, 4.864% due 07/15/2038                             960,466
    637,000    NYC Mortgage Loan Trust
                 1996, 6.75% due 09/25/2019                            702,745
    311,936    SSB RV Trust
                 2001-1, 4.74% due 02/15/2013                          312,597
  1,649,000    Target Credit Card Master Trust
                 2002-1, 2.67375% due 06/25/2011 (c)<F12>            1,653,413
  1,098,861    WFS Financial Owner Trust
                 2003-3, 2.29% due 05/20/2008                        1,093,184
    397,137    World Omni Auto Receivables Trust
                 2004-A, 1.6738% due 07/12/2005                        396,795
                                                                  ------------
               TOTAL ASSET BACKED SECURITIES
                 (cost $13,126,789)                                 13,221,194
                                                                  ------------

               COLLATERALIZED MORTGAGE OBLIGATIONS  0.3%
  1,037,000    Commercial Mortgage Pass-Through Certificate
                 Series 2004-CNL, 2.6225% due 09/15/2014
                 (Acquired 09/24/04;
                 Cost $1,037,000) (a)<F10>(c)<F12>                   1,038,578
                                                                  ------------
               TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                 (cost $1,037,000)                                   1,038,578
                                                                  ------------

               MORTGAGE BACKED SECURITIES  40.9%
  1,780,605    Capco America Securitization Corp.
                 Pool # 1998-D7, 5.86% due 10/15/2030                1,829,123
    253,469    Chase Commercial Mortgage Securities Corp.
                 Pool # 1997-2, 6.60% due 12/19/2029                   269,352
    466,584    Commercial Mortgage Asset Trust
                 Pool # 1999-C1, 6.25% due 01/17/2032                  474,802
               Commercial Mortgage Pass-Through Certificate
    578,196      Pool # 1999-1, 6.145% due 05/15/2032                  593,831
  3,139,141      Pool # 2003-LB1A, 3.251% due 06/10/2038             3,022,766
               Credit Suisse First Boston Mortgage Securities Corp.
    581,988      Pool # 1998-C2, 5.96% due 11/11/2030                  595,851
    789,495      Pool # 2003-1, 7.00% due 02/25/2033                   808,314
  3,661,002      Pool # 2004-C2, 3.819% due 05/15/2036               3,579,227
    606,263      Pool # 2003-C3, 2.079% due 05/15/2038                 587,380
    218,356    Deutsche Mortgage Securities, Inc.
                 Pool # 2004-2, 2.5875% due 01/25/2034 (c)<F12>        218,403
               FHLMC
  1,681,859      Pool # 2590, 4.00% due 09/15/2009                   1,689,017
    925,970      Pool # 2594, 4.00% due 10/15/2009                     930,229
    916,000      Pool # 2808, 4.00% due 09/15/2012                     920,167
  3,247,000      Pool # 2900, 4.50% due 03/15/2014                   3,303,062
    901,082      Pool # 2598, 2.75% due 02/15/2016                     899,757
  2,638,000      Pool # 2693, 3.00% due 03/15/2019                   2,607,687
  1,752,269      Pool # 2802, 4.50% due 02/15/2020                   1,769,787
    153,983      Pool # 2545, 3.25% due 07/15/2020                     153,872
  1,913,000      Pool # 2640, 2.00% due 04/15/2022                   1,857,411
  2,583,095      Pool # 2692, 3.50% due 01/15/2023                   2,570,081
  4,188,062      Pool # 2893, 4.00% due 04/15/2025                   4,189,609
               FHLMC Gold Pool
    308,940      Pool # M80779, 5.00% due 11/01/2009                   314,599
  2,327,318      Pool # M80895, 5.00% due 01/01/2011                 2,370,543
  6,613,092    FHLMC Remic
                 Series T-60, 7.00% due 03/25/2044                   6,926,282
    689,106    FHLMC Structured Pass Through Securities
                 Pool # H015, 1.524% due 12/15/2008                    678,930
    316,605    FHLMC-GNMA
                 Pool # 20, 5.50% due 10/25/2023                       322,059
               FNMA
      2,600      Pool # 1991-26, 8.00% due 04/25/2006                    2,649
  2,072,291      Pool # 2003-16, 4.50% due 11/25/2009                2,081,006
  1,618,000      Pool # 2004-101, 5.00% due 02/25/2018               1,649,904
     76,000      Pool # 1994-3, 5.50% due 01/25/2024                    78,568
               FNMA Grantor Trust
  2,176,687      Pool # 2001-T10, 7.00% due 12/25/2041               2,294,574
  1,380,889      Pool # 2004-T2, 7.00% due 11/25/2043                1,463,307
  1,569,502    FNMA Pass-thru Intermediate 15 Year
                 Pool # 785269, 5.50% due 07/01/2019                 1,623,107
               FNMA Pass-thru Short 10 Year
  1,507,485      Pool # 768008, 5.00% due 06/01/2013                 1,556,120
    871,681      Pool # 768009, 5.00% due 06/01/2013                   899,803
    845,796      Pool # 763019, 5.00% due 08/01/2013                   873,083
               FNMA Pool
  1,994,114      Pool # 545938, 5.111% due 11/01/2012                2,071,173
  2,017,037      Pool # 555148, 4.964% due 01/01/2013                2,077,778
  1,139,248      Pool # 386341, 3.81% due 08/01/2013                 1,089,266
  1,388,642      Pool # 386802, 4.90% due 01/01/2014 (e)<F14>        1,416,136
     79,434      Pool # 433043, 6.50% due 06/01/2028                    83,472
     77,114      Pool # 447704, 6.50% due 11/01/2028                    81,034
     43,629      Pool # 448235, 6.50% due 11/01/2028                    45,846
    116,572      Pool # 448635, 6.50% due 11/01/2028                   122,498
     15,629      Pool # 449012, 6.50% due 11/01/2028                    16,423
     68,559      Pool # 487778, 6.50% due 03/01/2029                    72,017
  1,948,078      Pool # 555203, 7.00% due 09/01/2032                 2,064,335
               FNMA TBA
  3,111,000      Pool # 000TBA, 4.50% due 02/15/2020 (d)<F13>        3,094,474
  6,710,000      Pool # 000TBA, 5.00% due 02/15/2020 (d)<F13>        6,802,263
 40,844,000      Pool # 000TBA, 5.00% due 02/15/2035 (d)<F13>       40,410,033
               FNMA Whole Loan
    270,054      Pool # 2003-W10, 1.623% due 03/25/2032                269,592
  2,215,088      Pool # 2004-W11, 7.50% due 05/25/2044               2,374,751
               GMAC Commercial Mortgage Securities Inc.
  1,019,455      Pool # 1999-C1, 5.83% due 05/15/2033                1,045,710
    985,968      Pool # 2000-C2, 7.273% due 08/16/2033               1,043,165
    259,792      Pool # 1998-C2, 6.15% due 05/15/2035                  262,114
  2,467,682      Pool # 2003-C1, 3.337% due 05/10/2036               2,389,598
               GNMA Pool
     32,091      Pool # 331001, 8.25% due 07/15/2007                    33,627
     28,639      Pool # 36629, 9.50% due 10/15/2009                     31,348
  1,281,690    LB Commercial Conduit Mortgage Trust
                 Pool # 1998-C4, 5.87% due 10/15/2035                1,301,776
    870,665    LB-UBS Commercial Mortgage Trust
                 Pool # 2003-C3, 2.599% due 05/15/2027                 847,489
               Morgan Stanley Capital I
    977,785      Pool # 1999-WF1, 5.91% due 11/15/2031               1,004,391
  2,357,241      Pool # 2003-IQ4, 3.27% due 05/15/2040               2,266,579
    398,488    Mortgage Capital Funding, Inc.
                 Pool # 1998-MC3, 6.001% due 11/18/2031                404,106
    516,816    Nationslink Funding Corp.
                 Pool # 1998-2, 6.001% due 08/20/2030                  521,762
  1,133,840    Nomura Asset Acceptance Corp.
                 Pool # 2004-AP3, 2.6175% due 10/25/2034 (c)<F12>    1,134,292
  1,064,553    Nomura Asset Securities Corp.
                 Pool # 1998-D6, 6.28% due 03/15/2030                1,102,789
    201,314    Salomon Brothers Mortgage Securities VII
                 Pool # 2000-C2, 7.298% due 07/18/2033                 201,620
     79,026    TIAA Real Estate CDO Ltd.
                 Pool # 2001-C1A, 5.77% due 06/19/2016
                 (Acquired Multiple Dates; Cost $80,995) (a)<F10>       80,777
               Wachovia Bank Commercial Mortgage Trust
  1,142,524      Pool # 2003-C5, 2.986% due 06/15/2035               1,086,855
  1,660,706      Pool # 2003-C9, 3.291% due 12/15/2035               1,638,271
  1,762,734      Pool # 2004-C10, 3.065% due 02/15/2041              1,724,624
  3,180,388    Washington Mutual
                 Pool # 2002-AR16, 4.0172% due 12/25/2032            3,186,445
                                                                  ------------
               TOTAL MORTGAGE BACKED SECURITIES
                 (cost $139,496,711)                               139,402,691
                                                                  ------------

               SHORT TERM INVESTMENTS  2.9%

               U.S. Government Agency Issue  2.9%
  9,800,000    Federal Home Loan Bank Discount Note,
                 2.00% (e)<F14>                                      9,799,537
                                                                  ------------

               Variable Rate Demand Notes (f)<F15>  0.0%
     59,736    American Family Financial Services Inc., 2.0044%         59,736
     44,289    Wisconsin Corporate Central Credit Union, 2.0900%        44,289
                                                                  ------------
                                                                       104,025
                                                                  ------------
               TOTAL SHORT TERM INVESTMENTS
                 (cost $9,903,562)                                   9,903,562
                                                                  ------------

               TOTAL INVESTMENTS  108.9%
                 (cost $370,534,240)                               371,011,199

               Liabilities in Excess of Other Assets  (8.9)%       (30,205,706)
                                                                  ------------

               TOTAL NET ASSETS  100.0%                           $340,805,493
                                                                  ------------
                                                                  ------------

Percentages are stated as a percent of net assets.
(a)<F10> Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities amounted to $16,998,050 (5.0% of net assets) at December 31, 2004.
(b)<F11>  Foreign Issued.
(c)<F12>  Adjustable Rate.
(d)<F13>  When-issued security.
(e)<F14>  Security marked as segregated to cover when-issued security.
(f)<F15> Variable rate demand notes are considered short-term obligations and are payable upon demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 2004.

See notes to financial statements.

Frontegra Total Return Bond Fund
SCHEDULE OF
SWAP CONTRACTS SOLD
December 31, 2004 (Unaudited)

                                                                    Unrealized
 Contracts                                                        Appreciation
 ---------                                                        ------------
             SWAP CONTRACTS
         1   EOP Operating Limited Partnership,
               0.61%, 06/20/09 Credit Derivative Swap
               Agreement ($1,000,000 par value)                        $15,140
         1   Tyco International Ltd.,
               0.51%, 09/20/05 Credit Derivative Swap
               Agreement ($1,000,000 par value)                          9,181
                                                                       -------
                                                                       $24,321
                                                                       -------
                                                                       -------

See notes to financial statements.

Frontegra Total Return Bond Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004 (Unaudited)

ASSETS:
Investments at value (cost $370,534,240)                          $371,011,199
Cash                                                                    26,246
Interest receivable                                                  2,120,758
Receivable from broker                                                  13,562
Receivable for investments sold                                    103,132,262
Receivable for Fund shares sold                                        890,000
Other assets                                                            33,167
                                                                  ------------
Total assets                                                       477,227,194
                                                                  ------------

LIABILITIES:
Payable for investments purchased                                  128,623,436
Payable for Fund shares purchased                                    7,645,471
Accrued investment advisory fee                                         96,762
Accrued expenses                                                        56,032
                                                                  ------------
Total liabilities                                                  136,421,701
                                                                  ------------
NET ASSETS                                                        $340,805,493
                                                                  ------------
                                                                  ------------

NET ASSETS CONSIST OF:
Paid in capital                                                   $339,484,154
Undistributed net investment loss                                   (2,508,539)
Undistributed net realized gain on investments sold, swap
  contracts, futures contracts and foreign currencies                3,328,598
Net unrealized appreciation on:
    Investments                                                        476,959
    Swap contracts                                                      24,321
                                                                  ------------
NET ASSETS                                                        $340,805,493
                                                                  ------------
                                                                  ------------

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                         100,000,000
Issued and outstanding                                              10,931,907

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE          $31.18
                                                                        ------
                                                                        ------

See notes to financial statements.

Frontegra Total Return Bond Fund
STATEMENT OF OPERATIONS

                                                              SIX MONTHS ENDED
                                                             DECEMBER 31, 2004
                                                                (UNAUDITED)
                                                             -----------------
INVESTMENT INCOME:
Interest                                                        $ 6,229,308
                                                                -----------

EXPENSES:
Investment advisory fees (Note 3)                                   741,225
Fund administration and accounting fees                              82,598
Custody fees                                                         30,258
Federal and state registration fees                                  14,111
Audit fees                                                           11,380
Legal fees                                                            9,519
Shareholder servicing fees                                            6,164
Directors' fees and related expenses                                  3,196
Reports to shareholders                                               1,874
Other                                                                14,022
                                                                -----------
Total expenses before waiver                                        914,347
Waiver of expenses by Adviser (Note 3)                             (126,466)
                                                                -----------
Net expenses                                                        787,881
                                                                -----------
NET INVESTMENT INCOME                                             5,441,427
                                                                -----------

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain on:
    Investments                                                  10,620,047
    Swaps and futures contracts                                      65,665
    Foreign currency translation                                      1,537
Change in net unrealized appreciation/depreciation on:
    Investments                                                    (222,372)
    Swap and futures contracts                                       60,071
                                                                -----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS                                            10,524,948
                                                                -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                     $15,966,375
                                                                -----------
                                                                -----------

See notes to financial statements.

Frontegra Total Return Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                                                  SIX MONTHS ENDED
                                                                 DECEMBER 31, 2004       YEAR ENDED
                                                                    (UNAUDITED)        JUNE 30, 2004
                                                                 -----------------     -------------
OPERATIONS:
Net investment income                                               $  5,441,427        $  9,542,242
Net realized gain (loss) on:
    Investments                                                       10,620,047          (3,916,428)
    Swap and futures contracts                                            65,665                  --
    Foreign currency translation                                           1,537               9,546
Change in net unrealized appreciation/depreciation on:
    Investments                                                         (222,372)            625,238
    Swap and futures contracts                                            60,071             (35,750)
    Foreign currency                                                          --                (134)
                                                                    ------------        ------------
Net increase in net assets resulting from operations                  15,966,375           6,224,714
                                                                    ------------        ------------

DISTRIBUTIONS
  PAID FROM:
Net investment income                                                 (8,266,192)        (10,980,243)
Net realized gain on investments                                              --         (10,758,922)
                                                                    ------------        ------------
Net decrease in net assets resulting
  from distributions paid                                             (8,266,192)        (21,739,165)
                                                                    ------------        ------------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                                                           35,764,212          14,413,527
Shares issued to holders in
  reinvestment of distributions                                        7,784,159          20,834,527
Shares redeemed                                                      (57,176,248)        (31,052,831)
                                                                    ------------        ------------
Net increase (decrease) in net assets resulting
  from capital share transactions                                    (13,627,877)          4,195,223
                                                                    ------------        ------------

TOTAL DECREASE IN NET ASSETS                                          (5,927,694)        (11,319,228)
                                                                    ------------        ------------

NET ASSETS:
Beginning of period                                                  346,733,187         358,052,415
                                                                    ------------        ------------
End of period
  (includes undistributed net investment income (loss)
  of $(2,508,539) and $316,226, respectively)                       $340,805,493        $346,733,187
                                                                    ------------        ------------
                                                                    ------------        ------------

See notes to financial statements.

Frontegra Total Return Bond Fund
FINANCIAL HIGHLIGHTS

                                        SIX MONTHS
                                          ENDED           YEAR           YEAR           YEAR           YEAR           YEAR
                                       DECEMBER 31,      ENDED          ENDED          ENDED          ENDED          ENDED
                                           2004         JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,
                                       (UNAUDITED)        2004           2003           2002           2001           2000
                                       ------------     --------       --------       --------       --------       --------
NET ASSET VALUE,
  BEGINNING OF PERIOD                     $30.51         $31.92         $30.21         $31.01         $29.36         $29.34

INCOME (LOSS)
  FROM INVESTMENT
  OPERATIONS:
Net investment income                       0.22           0.99           1.80           1.45           1.74           1.90
Net realized and unrealized
  gain (loss) on investments                0.93          (0.45)          2.06          (0.40)          1.68           0.02
                                          ------         ------         ------         ------         ------         ------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS                     1.15           0.54           3.86           1.05           3.42           1.92
                                          ------         ------         ------         ------         ------         ------

LESS DISTRIBUTIONS
  PAID:
From net investment income                 (0.48)         (0.98)         (1.87)         (1.38)         (1.74)         (1.90)
From net realized gain on investments         --          (0.97)         (0.28)         (0.47)         (0.03)            --
                                          ------         ------         ------         ------         ------         ------
TOTAL DISTRIBUTIONS PAID                   (0.48)         (1.95)         (2.15)         (1.85)         (1.77)         (1.90)
                                          ------         ------         ------         ------         ------         ------

NET ASSET VALUE, END OF PERIOD            $31.18         $30.51         $31.92         $30.21         $31.01         $29.36
                                          ------         ------         ------         ------         ------         ------
                                          ------         ------         ------         ------         ------         ------

TOTAL RETURN(1)<F16>                       4.59%          1.71%         13.29%          3.44%         11.87%          6.78%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period
  (in thousands)                        $340,805       $346,733       $358,052       $349,732       $167,191        $70,435
Ratio of expenses to
  average net assets(2)<F17>(3)<F18>      0.425%         0.425%         0.425%         0.425%         0.425%         0.43%
Ratio of net investment income to
  average net assets(2)<F17>(3)<F18>       2.94%          2.71%          5.78%          4.84%          6.47%          6.82%
Portfolio turnover rate                     661%         1,409%           489%           885%           635%           438%

(1)<F16>  Not annualized for periods less than a full year.
(2)<F17> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been .493%, .507%, .505%, 0.535%, 0.605% and 0.71%, and the ratio of net investment income to average net assets would have been 2.87%, 2.63%, 5.70%, 4.73%, 6.29% and 6.54% for the periods ended December 31, 2004, June 30, 2004, June 30, 2003, June 30, 2002,
          June 30, 2001 and June 30, 2000, respectively.
(3)<F18>  Annualized.

See notes to financial statements.

INVESTMENT HIGHLIGHTS
Growth of a $100,000 Investment

                          Frontegra Investment           Lehman Brothers
          Date              Grade Bond Fund            Aggregate Bond Index
          ----              ---------------            --------------------
        2/23/2001*<F19>         $100,000                     $100,000
        3/31/2001               $101,242                     $101,377
        6/30/2001               $101,975                     $101,949
        9/30/2001               $106,197                     $106,652
       12/31/2001               $106,384                     $106,699
        3/31/2002               $106,324                     $106,800
        6/30/2002               $109,262                     $110,746
        9/30/2002               $111,830                     $115,820
       12/31/2002               $113,632                     $117,642
        3/31/2003               $115,161                     $119,281
        6/30/2003               $117,928                     $122,264
        9/30/2003               $118,839                     $122,086
       12/31/2003               $119,424                     $122,471
        3/31/2004               $122,455                     $125,729
        6/30/2004               $119,728                     $122,663
        9/30/2004               $123,561                     $126,578
       12/31/2004               $124,744                     $127,788

*<F19>  2/23/01 commencement of operations.

Portfolio Total Return**<F20>
FOR THE PERIOD ENDED 12/31/04

ONE YEAR                           4.45%

THREE YEAR
AVERAGE ANNUAL                     5.45%

SINCE COMMENCEMENT
AVERAGE ANNUAL                     5.90%

This chart assumes an initial gross investment of $100,000 made on 2/23/01 (commencement of operations). Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in fixed income securities.

**<F20> The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra Investment Grade Bond Fund
SCHEDULE OF INVESTMENTS
December 31, 2004 (Unaudited)

Principal Amount                                                         Value
----------------                                                         -----
               U.S. TREASURY OBLIGATIONS  33.5%

               U.S. Treasury Bonds  3.0%
$   699,000    6.25% due 08/15/2023                               $    818,349
  2,455,000    5.375% due 02/15/2031                                 2,654,660
                                                                  ------------
                                                                     3,473,009
                                                                  ------------

               U.S. Treasury Notes  30.5%
 18,610,000    2.875% due 11/30/2006 (e)<F25>                       18,551,844
  7,768,000    3.00% due 11/15/2007                                  7,720,056
  6,797,000    3.00% due 02/15/2008                                  6,741,509
    305,000    4.375% due 08/15/2012                                   312,279
  1,425,000    4.25% due 11/15/2014                                  1,428,729
                                                                  ------------
                                                                    34,754,417
                                                                  ------------
               TOTAL U.S. TREASURY OBLIGATIONS
                 (cost $38,251,324)                                 38,227,426
                                                                  ------------

               U.S. GOVERNMENT AGENCY ISSUES  3.3%

               Federal and Federally-Sponsored Credit Agencies  3.3%
    321,000    2.10% due 04/19/2006                                    316,960
  2,660,000    2.875% due 05/22/2006                                 2,651,499
    797,000    2.20% due 07/28/2006                                    785,412
                                                                  ------------
                                                                     3,753,871
                                                                  ------------
               TOTAL U.S. GOVERNMENT AGENCY ISSUES
                 (cost $3,766,070)                                   3,753,871
                                                                  ------------

               CORPORATE BONDS  19.2%

               Automobiles  1.7%
    192,000    Daimler Chrysler NA Holdings
               8.50% due 01/18/2031                                    239,895
  1,084,000    Ford Motor Co.
               7.45% due 07/16/2031                                  1,090,220
    596,000    General Motors Corp.
               8.375% due 07/15/2033                                   617,505
                                                                  ------------
                                                                     1,947,620
                                                                  ------------
               Commercial Banks  0.4%
    247,000    Credit Suisse First Boston London
                 7.90% due 05/01/2007
                 (Acquired Multiple Dates;
                 Cost $253,965) (a)<F21>(b)<F22>                       268,575
    133,000    U.S. Bank, N.A.
                 2.87% due 02/01/2007                                  131,849
                                                                  ------------
                                                                       400,424
                                                                  ------------

               Consumer Finance  0.8%
    398,000    American General Finance Corp.
                 3.875% due 10/01/2009                                 391,638
               Household Finance Corp.
    394,000      4.125% due 11/16/2009                                 391,882
    135,000      6.375% due 10/15/2011                                 149,093
                                                                  ------------
                                                                       932,613
                                                                  ------------

               Diversified Financial Services  2.5%
    252,000    Cit Group, Inc.
                 3.65% due 11/23/2007                                  251,026
    417,000    Citigroup Inc.
                 2.4975% due 06/04/2007 (c)<F23>                       417,085
    260,000    Credit Suisse First Boston USA Inc.
                 4.125% due 01/15/2010                                 258,647
               General Electric Capital Corp.
    536,000      2.1075% due 01/05/2007 (c)<F23>                       536,621
    550,000      4.375% due 11/21/2011                                 546,735
    508,000    General Motors Acceptance Corp.
                 8.00% due 11/01/2031                                  522,166
    316,000    Goldman Sachs Group Inc.
                 3.875% due 01/15/2009                                 315,284
                                                                  ------------
                                                                     2,847,564
                                                                  ------------

               Diversified Telecommunication Services  1.9%
    188,000    Bellsouth Corp.
                 4.75% due 11/15/2012                                  189,154
    339,000    British Telecommunications PLC
                 8.125% due 12/15/2010 (b)<F22>                        407,091
    426,000    SBC Communications
                 4.125% due 09/15/2009                                 425,222
               Sprint Capital Corp.
    179,000      6.125% due 11/15/2008                                 191,964
    180,000      8.375% due 03/15/2012                                 219,266
    563,000    Telecom Italia Capital
                 4.95% due 09/30/2014
                 (Acquired Multiple Dates;
                 Cost $551,690) (a)<F21>(b)<F22>                       551,593
    179,000    Telefonos de Mexico, S.A. de C.V.
                 4.50% due 11/19/2008 (b)<F22>                         180,193
                                                                  ------------
                                                                     2,164,483
                                                                  ------------

               Electric Utilities  3.5%
    330,000    Consumers Energy Co.
                 4.40% due 08/15/2009
                 (Acquired 09/13/04; Cost $332,685) (a)<F21>           332,081
    366,000    Entergy Arkansas Inc.
                 5.00% due 07/01/2018                                  351,237
    105,000    Entergy Gulf States Inc.
                 4.875% due 11/01/2011                                 104,129
    160,000    Entergy Mississippi Inc.
                 4.95% due 06/01/2018                                  151,578
    325,000    Georgia Power Company
                 4.875% due 07/15/2007                                 334,321
    147,000    Pacific Gas & Electric Co.
                 3.26% due 04/03/2006 (c)<F23>                         147,121
    150,000    PPL Electric Utilities Corp.
                 5.875% due 08/15/2007                                 157,676
    572,000    Public Service Co. of Colorado
                 4.375% due 10/01/2008                                 580,005
    353,000    Public Service Electric & Gas Co.
                 4.00% due 11/01/2008                                  353,145
               Southern California Edison Co.
    266,000      2.93% due 01/13/2006 (c)<F23>                         266,920
    811,000      8.00% due 02/15/2007                                  883,164
    279,000    Wisconsin Electric Power Co.
                 3.50% due 12/01/2007                                  277,880
                                                                  ------------
                                                                     3,939,257
                                                                  ------------

               Electronic Connectors  0.2%
    211,000    Tyco International Group SA
                 6.75% due 02/15/2011 (b)<F22>                         236,486
                                                                  ------------

               Gas Utilities  0.9%
    321,000    Atmos Energy Corp.
                 4.00% due 10/15/2009                                  317,314
    490,000    Nisource Finance Corp.
                 2.915% due 11/23/2009 (c)<F23>                        489,319
    160,000    Texas Eastern Transmission LP
                 5.25% due 07/15/2007                                  165,489
                                                                  ------------
                                                                       972,122
                                                                  ------------

               Insurance  2.6%
    330,000    Allstate Life Global Funding Trust
                 4.50% due 05/29/2009                                  336,065
    256,000    Hartford Life Global Funding
                 2.66% due 09/15/2009 (c)<F23>                         254,722
    696,000    Met Life Global Funding I
                 4.25% due 07/30/2009
                 (Acquired 07/19/04; Cost $695,652) (a)<F21>           700,565
    398,000    New York Life Global Funding
                 3.875% due 01/15/2009
                 (Acquired 01/05/04; Cost $397,821) (a)<F21>           395,823
    238,000    Pacific Life Global Funding
                 3.75% due 01/15/2009
                 (Acquired 01/08/04; Cost $237,431) (a)<F21>           235,349
    583,000    Principal Life Income Funding Trust
                 3.20% due 04/01/2009                                  563,701
    453,000    Protective Life Secured Trust
                 4.00% due 10/07/2009                                  449,386
                                                                  ------------
                                                                     2,935,611
                                                                  ------------

               Media  0.5%
    405,000    Cox Communications Inc.
                 4.625% due 01/15/2010
                 (Acquired 12/10/04; Cost $404,579) (a)<F21>           404,066
    128,000    Time Warner Inc.
                 7.625% due 04/15/2031                                 154,850
                                                                  ------------
                                                                       558,916
                                                                  ------------

               Multi-Utilities & Unregulated Power  2.2%
    536,075    American Ref-Fuel Co. LLC
                 6.26% due 12/31/2015
                 (Acquired Multiple Dates; Cost $536,075) (a)<F21>     559,555
    632,000    Dominion Resources Inc.
                 3.66% due 11/15/2006                                  633,081
    266,000    DTE Energy Co.
                 6.65% due 04/15/2009                                  290,633
    293,000    Duke Energy Corp.
                 3.75% due 03/05/2008                                  292,668
    550,000    Kiowa Power Partners LLC
                 4.811% due 12/30/2013
                 (Acquired 11/22/04;
                 Cost $552,378) (a)<F21>(b)<F22>                       551,468
    165,000    PSEG Power LLC
                 8.625% due 04/15/2031                                 219,083
                                                                  ------------
                                                                     2,546,488
                                                                  ------------

               Oil & Gas  0.8%
    371,000    Devon Energy Corp.
                 2.75% due 08/01/2006                                  366,653
    293,000    Pioneer Natural Resources Co.
                 6.50% due 01/15/2008                                  314,075
    293,000    Valero Energy Corp.
                 3.50% due 04/01/2009                                  285,657
                                                                  ------------
                                                                       966,385
                                                                  ------------

               Pharmaceuticals  0.2%
    202,000    Schering-Plough Corp.
                 6.50% due 12/01/2033                                  227,377
                                                                  ------------

               Real Estate  0.7%
    279,000    ERP Operating LP
                 4.75% due 06/15/2009                                  284,884
    192,000    Liberty Property LP
                 7.75% due 04/15/2009                                  215,629
    339,000    Simon Property Group LP
                 4.875% due 08/15/2010
                 (Acquired 08/04/04; Cost $337,430) (a)<F21>           345,536
                                                                  ------------
                                                                       846,049
                                                                  ------------

               Wireless Telecommunication Services  0.3%
    343,000    AT&T Wireless Services Inc.
                 7.50% due 05/01/2007                                  372,553
                                                                  ------------
               TOTAL CORPORATE BONDS
                 (cost $21,880,949)                                 21,893,948
                                                                  ------------

               ASSET BACKED SECURITIES  5.9%
    440,333    American Airlines Inc.
                 3.15% due 09/23/2007 (c)<F23>                         441,222
    594,664    California Infrastructure PG&E-1
                 1997-1, 6.42% due 09/25/2008                          612,581
    234,054    Capital Auto Receivables Asset Trust
                 2003-1, 2.27% due 01/17/2006                          233,869
     69,059    CIT Equipment Collateral
                 2002-VT1, 4.03% due 01/20/2006                         69,208
    434,915    CNH Equipment Trust
                 2004-A, 2.0008% due 10/14/2005                        434,021
               Conseco Finance Securitizations Corp.
     90,895      2001-3, 5.16% due 05/01/2033                           91,426
     62,618      2001-4, 5.15% due 09/01/2033                           63,028
    408,000    Discover Card Master Trust I
                 2000-5, 2.5825% due 11/15/2007 (c)<F23>               408,276
    563,000    Distribution Financial Services Floorplan Master Trust
                 2003-1, 2.4725% due 04/15/2005 (c)<F23>               563,115
    614,000    GE Commercial Equipment Financing LLC
                 2003-1, 2.50% due 06/20/2007 (c)<F23>                 614,244
    193,070    Keystone Owner Trust
                 1998-P1, 7.53% due 05/25/2025                         198,860
    367,220    Mid-State Trust
                 11, 4.864% due 07/15/2038                             359,975
    238,000    NYC Mortgage Loan Trust
                 1996, 6.75% due 09/25/2019                            262,564
               Oakwood Mortgage Investors Inc.
     45,337      1996-A, 6.60% due 05/15/2021                           46,009
    612,501      1995-A, 7.70% due 09/15/2020                          628,108
    505,580    PF Export Receivables Master Trust
                 3.748% due 06/01/2013
                 (Acquired Multiple Dates; Cost $506,689) (a)<F21>     490,589
     87,743    SSB RV Trust
                 2001-1, 4.74% due 02/15/2013                           87,929
    563,000    Target Credit Card Master Trust
                 2002-1, 2.67375% due 06/25/2011 (c)<F23>              564,507
    390,140    WFS Financial Owner Trust
                 2003-3, 2.29% due 05/20/2008                          388,125
    145,212    World Omni Auto Receivables Trust
                 2004-A, 1.6738% due 07/12/2005                        145,087
                                                                  ------------
               TOTAL ASSET BACKED SECURITIES
                 (cost $6,754,059)                                   6,702,743
                                                                  ------------

               COLLATERALIZED MORTGAGE OBLIGATIONS  0.3%
    343,000    Commercial Mortgage Pass-Through Certificate
                 Series 2004-CNL, 2.6225% due 09/15/2014
                 (Acquired 09/24/04;
                 Cost $343,000) (a)<F21>(c)<F23>                       343,522
                                                                  ------------
               TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                 (cost $343,000)                                       343,522
                                                                  ------------

               MORTGAGE BACKED SECURITIES  44.2%
    349,115    Capco America Securitization Corp.
                 Pool # 1998-D7, 5.86% due 10/15/2030                  358,628
    398,560    Commercial Mortgage Asset Trust
                 Pool # 1999-C1, 6.25% due 01/17/2032                  405,580
  1,137,251    Commercial Mortgage Pass-Through Certificate
                 Pool # 2003-LB1A, 3.251% due 06/10/2038             1,095,090
               Credit Suisse First Boston Mortgage Securities Corp.
    363,587      Pool # 1998-C2, 5.96% due 11/11/2030                  372,248
    291,156      Pool # 2003-1, 7.00% due 02/25/2033                   298,096
  1,315,449      Pool # 2004-C2, 3.819% due 05/15/2036               1,286,066
    199,683      Pool # 2003-C3, 2.079% due 05/15/2038                 193,463
     18,868      Pool # 1998-C1, 6.26% due 05/17/2040                   19,156
     74,561    Deutsche Mortgage Securities, Inc.
                 Pool # 2004-2, 2.5875% due 01/25/2034 (c)<F23>         74,577
               FHLMC
     81,297      Pool # 25, 6.50% due 12/25/2008                        83,985
    650,470      Pool # 2590, 4.00% due 09/15/2009                     653,238
    357,419      Pool # 2594, 4.00% due 10/15/2009                     359,063
    316,000      Pool # 2808, 4.00% due 09/15/2012                     317,438
    665,000      Pool # 2775, 3.00% due 11/15/2013                     654,516
  1,075,000      Pool # 2900, 4.50% due 03/15/2014                   1,093,561
    314,454      Pool # 2598, 2.75% due 02/15/2016                     313,992
    870,000      Pool # 2693, 3.00% due 03/15/2019                     860,003
    588,299      Pool # 2802, 4.50% due 02/15/2020                     594,180
     58,151      Pool # 2545, 3.25% due 07/15/2020                      58,109
    637,000      Pool # 2640, 2.00% due 04/15/2022                     618,490
    851,761      Pool # 2692, 3.50% due 01/15/2023                     847,470
  1,343,917      Pool # 2893, 4.00% due 04/15/2025                   1,344,413
    743,766    FHLMC Gold Pool
                 Pool # M80895, 5.00% due 01/01/2011                   757,580
  2,104,732    FHLMC Remic
                 Series T-60, 7.00% due 03/25/2044                   2,204,410
    265,257    FHLMC Structured Pass Through Securities
                 Pool # H015, 1.524% due 12/15/2008 (e)<F25>           261,340
    186,436    First Union Commercial Mortgage Trust
                 Pool # 1999-C1, 5.73% due 10/15/2035                  190,702
               FNMA
    779,422      Pool # 2003-16, 4.50% due 11/25/2009                  782,700
    535,000      Pool # 2004-101, 5.00% due 02/25/2018                 545,549
    630,420      Pool # 2004-64, 5.00% due 03/25/2034                  638,592
               FNMA Grantor Trust
    696,575      Pool # 2001-T10, 7.00% due 12/25/2041                 734,301
    496,353      Pool # 2004-T2, 7.00% due 11/25/2043                  525,977
    519,722    FNMA Pass-thru Intermediate 15 Year
                 Pool # 785269, 5.50% due 07/01/2019                   537,473
               FNMA Pass-thru Short 10 Year
    514,045      Pool # 768008, 5.00% due 06/01/2013                   530,629
    297,196      Pool # 768009, 5.00% due 06/01/2013                   306,784
    285,660      Pool # 763019, 5.00% due 08/01/2013                   294,876
               FNMA Pool
  1,612,000      Pool # 385537, 4.745% due 11/01/2012                1,615,695
    589,528      Pool # 545938, 5.111% due 11/01/2012                  612,310
    643,741      Pool # 555148, 4.964% due 01/01/2013                  663,127
    399,470      Pool # 386341, 3.81% due 08/01/2013                   381,945
    491,099      Pool # 386802, 4.90% due 01/01/2014                   500,822
    761,971      Pool # 555203, 7.00% due 09/01/2032                   807,444
               FNMA TBA
  1,420,000      Pool # 000TBA, 4.50% due 02/15/2020 (d)<F24>        1,412,457
  2,235,000      Pool # 000TBA, 5.00% due 02/15/2020 (d)<F24>        2,265,731
 12,955,000      Pool # 000TBA, 5.00% due 02/15/2035 (d)<F24>       12,817,353
               FNMA Whole Loan
     89,079      Pool # 2003-W10, 1.623% due 03/25/2032                 88,927
     50,227      Pool # 2003-W10, 1.701% due 06/25/2032                 50,132
    719,672      Pool # 2004-W11, 7.50% due 05/25/2044                 771,546
  1,057,098    FNMA-Aces
                 Pool # 2003-M2, 2.92% due 05/25/2009                1,020,628
               GMAC Commercial Mortgage Securities Inc.
    366,895      Pool # 1999-C1, 5.83% due 05/15/2033                  376,343
     42,268      Pool # 1998-C2, 6.15% due 05/15/2035                   42,646
    993,760      Pool # 2003-C1, 3.337% due 05/10/2036                 962,314
    429,959    LB Commercial Conduit Mortgage Trust
                 Pool # 1998-C4, 5.87% due 10/15/2035                  436,697
    315,690    LB-UBS Commercial Mortgage Trust
                 Pool # 2003-C3, 2.599% due 05/15/2027                 307,287
               Morgan Stanley Capital I
    276,878      Pool # 1999-WF1, 5.91% due 11/15/2031                 284,412
    851,632      Pool # 2003-IQ4, 3.27% due 05/15/2040                 818,877
     81,244    Mortgage Capital Funding, Inc.
                 Pool # 1998-MC3, 6.001% due 11/18/2031                 82,389
    323,828    Nationslink Funding Corp.
                 Pool # 1998-2, 6.001% due 08/20/2030                  326,927
    384,058    Nomura Asset Acceptance Corp.
                 Pool # 2004-AP3, 2.6175% due 10/25/2034 (c)<F23>      384,211
    174,959    Nomura Asset Securities Corp.
                 Pool # 1998-D6, 6.28% due 03/15/2030                  181,243
      9,905    TIAA Real Estate CDO Ltd.
                 Pool # 2001-C1A, 5.77% due 06/19/2016
                 (Acquired Multiple Dates; Cost $10,373) (a)<F21>       10,125
               Wachovia Bank Commercial Mortgage Trust
    176,791      Pool # 2002-C1, 4.539% due 04/15/2034                 178,971
    575,039      Pool # 2003-C5, 2.986% due 06/15/2035                 547,020
    600,249      Pool # 2003-C9, 3.291% due 12/15/2035                 592,140
    637,798      Pool # 2004-C10, 3.065% due 02/15/2041                624,009
  1,052,074    Washington Mutual
                 Pool # 2002-AR16, 4.0172% due 12/25/2032            1,054,078
                                                                  ------------
               TOTAL MORTGAGE BACKED SECURITIES
                 (cost $50,530,108)                                 50,430,081
                                                                  ------------

               SHORT TERM INVESTMENTS  2.0%
               U.S. Government Agency Issue  1.8%
  2,000,000    Federal Home Loan Bank Discount Note, 2.00%           1,999,906
                                                                  ------------

               Variable Rate Demand Notes (f)<F26>  0.2%
    180,116    American Family Financial Services Inc.,
                 2.0044% (e)<F25>                                      180,116
     96,211    Wisconsin Corporate Central Credit Union, 2.0900%        96,211
                                                                  ------------
                                                                       276,327
                                                                  ------------
               TOTAL SHORT TERM INVESTMENTS
                 (cost $2,276,233)                                   2,276,233
                                                                  ------------

               TOTAL INVESTMENTS  108.4%
                 (cost $123,801,743)                               123,627,824

               Liabilities in Excess of Other Assets  (8.4)%        (9,566,366)
                                                                  ------------

               TOTAL NET ASSETS  100.0%                           $114,061,458
                                                                  ------------
                                                                  ------------

Percentages are stated as a percent of net assets.
(a)<F21> Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities amounted to $5,188,847 (4.5% of net assets) at December 31, 2004.
(b)<F22>  Foreign Issued.
(c)<F23>  Adjustable Rate.
(d)<F24>  When-issued security.
(e)<F25>  Security marked as segregated to cover when-issued security.
(f)<F26> Variable rate demand notes are considered short-term obligations and are payable upon demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 2004.

See notes to financial statements.

Frontegra Investment Grade Bond Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004 (Unaudited)

ASSETS:
Investments at value (cost $123,801,743)                          $123,627,824
Cash                                                                    16,847
Interest receivable                                                    692,539
Receivable for investments sold                                     31,001,343
Receivable for Fund shares sold                                        830,876
Other assets                                                            18,933
                                                                  ------------
Total assets                                                       156,188,362
                                                                  ------------

LIABILITIES:
Payable for investments purchased                                   42,065,921
Accrued investment advisory fee                                         20,317
Accrued expenses                                                        40,666
                                                                  ------------
Total liabilities                                                   42,126,904
                                                                  ------------
NET ASSETS                                                        $114,061,458
                                                                  ------------
                                                                  ------------

NET ASSETS CONSIST OF:
Paid in capital                                                   $114,091,011
Undistributed net investment loss                                     (133,408)
Undistributed net realized gain                                        277,774
Net unrealized depreciation on investments                            (173,919)
                                                                  ------------
NET ASSETS                                                        $114,061,458
                                                                  ------------
                                                                  ------------

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                          50,000,000
Issued and outstanding                                              11,015,892
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE          $10.35
                                                                        ------
                                                                        ------

See notes to financial statements.

Frontegra Investment Grade Bond Fund
STATEMENT OF OPERATIONS

                                                              SIX MONTHS ENDED
                                                             DECEMBER 31, 2004
                                                                (UNAUDITED)
                                                             -----------------
INVESTMENT INCOME:
Interest                                                         $1,985,402
                                                                 ----------

EXPENSES:
Investment advisory fees (Note 3)                                   259,969
Fund administration and accounting fees                              44,712
Custody fees                                                         22,271
Audit fees                                                           11,379
Federal and state registration fees                                  11,036
Legal fees                                                            9,464
Shareholder servicing fees                                            6,523
Directors' fees and related expenses                                  3,196
Reports to shareholders                                               1,322
Other                                                                 5,300
                                                                 ----------
Total expenses before waiver                                        375,172
Waiver of expenses by Adviser (Note 3)                             (115,203)
                                                                 ----------
Net expenses                                                        259,969
                                                                 ----------
NET INVESTMENT INCOME                                             1,725,433
                                                                 ----------

REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
Net realized gain on investments                                  3,271,031
Change in net unrealized
  appreciation/depreciation on investments                          129,398
                                                                 ----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS                                             3,400,429
                                                                 ----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                      $5,125,862
                                                                 ----------
                                                                 ----------

See notes to financial statements.

Frontegra Investment Grade Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                                                  SIX MONTHS ENDED
                                                                 DECEMBER 31, 2004       YEAR ENDED
                                                                    (UNAUDITED)        JUNE 30, 2004
                                                                 -----------------     -------------
OPERATIONS:
Net investment income                                               $  1,725,433        $  2,917,000
Net realized gain (loss) on investments                                3,271,031            (978,175)
Change in net unrealized
  appreciation/depreciation on investments                               129,398            (772,456)
                                                                    ------------        ------------
Net increase in net assets
  resulting from operations                                            5,125,862           1,166,369
                                                                    ------------        ------------

DISTRIBUTIONS
  PAID FROM:
Net investment income                                                 (1,877,917)         (3,545,013)
Net realized gain on investments                                      (1,406,257)         (2,757,171)
                                                                    ------------        ------------
Net decrease in net assets resulting
  from distributions paid                                             (3,284,174)         (6,302,184)
                                                                    ------------        ------------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                                                            2,379,139          24,658,226
Shares issued to holders in
  reinvestment of distributions                                        2,350,302           4,588,703
Shares redeemed                                                      (16,422,193)        (35,409,839)
                                                                    ------------        ------------
Net decrease in net assets resulting
  from capital share transactions                                    (11,692,752)         (6,162,910)
                                                                    ------------        ------------

TOTAL DECREASE IN NET ASSETS                                          (9,851,064)        (11,298,725)
                                                                    ------------        ------------

NET ASSETS:
Beginning of period                                                  123,912,522         135,211,247
                                                                    ------------        ------------
End of period
  (includes undistributed net investment
  income (loss) of $(133,408) and $19,076, respectively)            $114,061,458        $123,912,522
                                                                    ------------        ------------
                                                                    ------------        ------------

See notes to financial statements.

Frontegra Investment Grade Bond Fund
FINANCIAL HIGHLIGHTS

                                             SIX MONTHS
                                               ENDED           YEAR           YEAR           YEAR          PERIOD
                                            DECEMBER 31,      ENDED          ENDED          ENDED          ENDED
                                                2004         JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,
                                            (UNAUDITED)        2004           2003           2002       2001(1)<F27>
                                            ------------     --------       --------       --------     ------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                          $10.22         $10.62         $10.28         $10.02         $10.00

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income                            0.08           0.31           0.35           0.35           0.18
Net realized and unrealized
  gain (loss) on investments                     0.27          (0.15)          0.45           0.35           0.02
                                               ------         ------         ------         ------         ------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS                          0.35           0.16           0.80           0.70           0.20
                                               ------         ------         ------         ------         ------

LESS DISTRIBUTIONS PAID:
From net investment income                      (0.09)         (0.31)         (0.35)         (0.35)         (0.18)
From net realized gain on investments           (0.13)         (0.25)         (0.11)         (0.09)            --
                                               ------         ------         ------         ------         ------
TOTAL DISTRIBUTIONS PAID                        (0.22)         (0.56)         (0.46)         (0.44)         (0.18)
                                               ------         ------         ------         ------         ------

NET ASSET VALUE, END OF PERIOD                 $10.35         $10.22         $10.62         $10.28         $10.02
                                               ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------

TOTAL RETURN(2)<F28>                            4.19%          1.53%          7.93%          7.15%          1.98%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period
  (in thousands)                             $114,061       $123,913       $135,211        $35,435         $7,242
Ratio of expenses to
  average net assets(3)<F29>(4)<F30>            0.42%          0.42%          0.42%          0.37%          0.30%
Ratio of net investment income to
  average net assets(3)<F29>(4)<F30>            2.79%          2.39%          3.78%          3.79%          5.21%
Portfolio turnover rate                          601%         1,104%           625%         1,624%           212%

(1)<F27>  Commenced operations on February 23, 2001.
(2)<F28>  Not annualized for periods less than a full year.
(3)<F29> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 0.61%, 0.62%, 0.62%, 1.02% and 2.64% and the ratio of net investment income to average net assets would have been 2.60%, 2.19%, 3.58%, 3.14% and 2.87% for the periods ended December 31, 2004, June 30, 2004, June 30, 2003, June 30, 2002 and June 30,
          2001, respectively.
(4)<F30>  Annualized.

See notes to financial statements.

                                   FRONTEGRA
                                   IRONBRIDGE
                                 SMALL CAP FUND

REPORT FROM IRONBRIDGE CAPITAL MANAGEMENT, LLC:

Dear Fellow Shareholders:

Since its inception on August 30, 2002, the Frontegra IronBridge Small Cap Fund has returned 29.03% on an annualized basis compared to 26.03% for the Russell 2000 Index, a proxy for small stocks. Over the past six months, the Fund was up 11.96% versus the Russell 2000 Index, which was up 10.83%. We are pleased to have achieved our goal of consistently outperforming the market.

During the second half of 2004, small company stocks continued to do better than those with larger market capitalizations. Large companies, as measured by the S&P 500 Index, were up 7.19% for the six-month period. While small stocks have outperformed large stocks, our data is now telling us that smaller companies have entered the caution -zone.

REMEMBERING 2004 - THE REVENGE OF THE OLD ECONOMY

Small cap value out-performed small cap growth in 2004. As a core manager, IronBridge remains style agnostic because we believe stock selection, not style selection, drives long-term investment performance. Therefore, our portfolio contains both growth and value stocks, which help to smooth out volatility when one style is particularly dominant in a given year. We believe the benefit of our style diversification contributes to our goal, which is to consistently out-perform our benchmark.

After trading sideways for most of the year due to election uncertainty, investors quickly adjusted prices (+13% in 8 weeks) to reflect the relatively more capital friendly tax policy of President Bush. Investors speculate that recently enacted lower capital gains and dividend tax rates might be made permanent in President Bush's second term. This would be very positive for the whole equity market but particularly positive for growth stocks.

However, 2004 was the year of the small cap value manager, whose domain typically includes "old economy" industries like steel, paper, chemicals, metals, industrials, energy and transportation. This was also the year of the sector picker, not the stock picker. Being in the right sectors was critical to out-performance this year. Given our bottom up approach to stock selection, which involves buying companies that 1) are doing the right thing to create shareholder value and 2) have a high probability of beating expectations, we must admit the portfolio was a bit light on the above winning sectors. There are very few companies among the steel, paper, chemical, metals and energy sectors, which have track records consistent with shareholder value creation. Nevertheless, we found enough and owned them in the portfolio, and they contributed significantly to this year's performance. Additionally, solid stock selection among many of our growth stocks delivered some big wins for us.

We believe 2004 is a great reminder to investors as to why it is so important to stay diversified. No matter how great a stock picker one might be, unpredictable events always happen, and those events impact investment returns. We confess, we never saw $55 per barrel oil coming, but our energy stocks contributed significantly to this year's performance. Nor did we see soaring steel prices, but commercial metals took off like a rocket.

Once the commodity boom was upon us, we were skeptical about its sustainability given that high prices draw out supply, which leads to lower prices and often bust. We must admit, we seriously underestimated the magnitude and sustainability of the rustbelt renaissance and took profits among some of our winners a little too early, but our overall risk controls kept us in the game.

Our strategy relies on a solid framework for stock selection, but incorporates risk controls to maintain dual diversifications across industry and style, which helps us to achieve our goal of consistently out-performing our benchmark even when unpredictable shocks hit the market. We stuck to our discipline, and it paid off again in 2004.

PORTFOLIO STRATEGY

There are many reasons to be optimistic about 2005. The investment environment is fairly bullish. Positive, synchronized global economic growth should be positive for corporate CFROI(R)' s and growth. Low inflation and taxes mean that the investor's discount rate is very low, which is positive for wealth creation and equity markets as long as companies can find reinvestment opportunities. So far, reinvestment has been the missing ingredient of the economic recovery and without it; it may be difficult to make a lot of headway. Additionally, there are looming risks to the discount rate, such as building inflationary pressures, potential dollar crises, and the Fed as it shifts from a positive liquidity stance towards a neutral posture. As this year proves again, our strength is not in predicting these unpredictable macro events. Our strength is identifying skilled managements who understand long-term wealth creation and who are likely to beat expectations implied by their current share price. Given the all time high in the Russell 2000 Index, there is no question expectations are pretty high. However, we have a portfolio of companies that, on average, keep delivering, and we expect that to continue.

Thank you for your continued support.

/s/Christopher Faber

Christopher Faber
IronBridge Capital Management, LLC

INVESTMENT HIGHLIGHTS
Growth of a $100,000 Investment

      Date       Frontegra IronBridge Small Cap Fund      Russell 2000 Index
      ----       -----------------------------------      ------------------
    8/30/2002*<F31>           $100,000                         $100,000
    9/30/2002                  $95,200                          $92,819
   12/31/2002                 $106,200                          $98,534
    3/31/2003                 $104,500                          $94,108
    6/30/2003                 $130,400                         $116,152
    9/30/2003                 $136,000                         $126,696
   12/31/2003                 $152,713                         $145,095
    3/31/2004                 $160,082                         $154,179
    6/30/2004                 $162,027                         $154,900
    9/30/2004                 $159,571                         $150,479
   12/31/2004                 $181,408                         $171,683

*<F31>  8/30/02 commencement of operations.

Portfolio Total Return**<F32>
FOR THE PERIOD ENDED 12/31/04

ONE YEAR                          18.79%

SINCE COMMENCEMENT
AVERAGE ANNUAL                    29.03%

This chart assumes an initial gross investment of $100,000 made on 8/30/02 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.

**<F32> The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra IronBridge Small Cap Fund
SCHEDULE OF INVESTMENTS
December 31, 2004 (Unaudited)

Number of Shares                                                         Value
----------------                                                         -----
               COMMON STOCKS  95.8%

               Aerospace & Defense  6.5%
    114,749    Applied Signal Technology, Inc.                    $  4,044,902
    132,173    Cubic Corp.                                           3,326,795
     76,330    DRS Technologies, Inc. (a)<F33>                       3,260,054
    106,555    Mercury Computer Systems, Inc. (a)<F33>               3,162,552
    260,324    Orbital Sciences Corp. (a)<F33>                       3,079,633
                                                                  ------------
                                                                    16,873,936
                                                                  ------------

               Auto Components  1.2%
    146,330    ArvinMeritor, Inc.                                    3,273,402
                                                                  ------------

               Automobiles  0.7%
    103,355    Coachmen Industries, Inc.                             1,794,243
                                                                  ------------

               Biotechnology  4.0%
    156,942    Cell Genesys, Inc. (a)<F33>                           1,271,230
     49,440    Digene Corp. (a)<F33>                                 1,292,856
    137,408    Exelixis, Inc. (a)<F33>                               1,305,376
    184,502    LifeCell Corp. (a)<F33>                               1,885,610
    119,388    Ligand Pharmaceuticals Inc. - Class B (a)<F33>        1,389,676
    157,324    Maxygen Inc. (a)<F33>                                 2,012,174
     30,315    Techne Corp. (a)<F33>                                 1,179,254
                                                                  ------------
                                                                    10,336,176
                                                                  ------------

               Capital Markets  2.8%
     74,760    A.G. Edwards, Inc.                                    3,230,380
    104,648    Jefferies Group, Inc.                                 4,215,221
                                                                  ------------
                                                                     7,445,601
                                                                  ------------

               Chemicals  4.8%
    154,848    Agrium, Inc. (b)<F34>                                 2,609,189
     41,635    Headwaters Inc. (a)<F33>                              1,186,597
     81,524    Lubrizol Corp.                                        3,004,975
    174,002    Methanex Corp. (b)<F34>                               3,177,277
     83,956    Symyx Technologies, Inc. (a)<F33>                     2,525,396
                                                                  ------------
                                                                    12,503,434
                                                                  ------------

               Commercial Banks  7.4%
     26,000    BOK Financial Corp. (a)<F33>                          1,267,760
     68,238    Cathay General Bancorp                                2,558,925
     67,745    Community Bank System, Inc.                           1,913,796
     63,010    First Bancorp Puerto Rico (b)<F34>                    4,001,765
     33,920    First Midwest Bancorp, Inc.                           1,230,957
     96,467    Pacific Capital Bancorp                               3,278,913
     80,586    Texas Regional Bancshares, Inc. - Class A             2,633,551
     65,835    United Bankshares, Inc.                               2,511,605
                                                                  ------------
                                                                    19,397,272
                                                                  ------------
               Commercial Services & Supplies  1.0%
     61,405    HNI Corp.                                             2,643,485
                                                                  ------------

               Communications Equipment  3.0%
    562,511    Arris Group Inc. (a)<F33>                             3,960,078
    190,346    Tekelec (a)<F33>                                      3,890,672
                                                                  ------------
                                                                     7,850,750
                                                                  ------------

               Computers & Peripherals  3.3%
    266,970    Adaptec, Inc. (a)<F33>                                2,026,303
     21,055    Avid Technology, Inc. (a)<F33>                        1,300,146
    562,065    Cray, Inc. (a)<F33>                                   2,619,223
    157,470    Overland Storage, Inc. (a)<F33>                       2,628,174
                                                                  ------------
                                                                     8,573,846
                                                                  ------------

               Containers & Packaging  1.0%
    140,920    Longview Fibre Co.                                    2,556,289
                                                                  ------------

               Electrical Equipment  1.3%
    229,626    American Superconductor Corp. (a)<F33>                3,419,131
                                                                  ------------

               Electronic Equipment & Instruments  8.9%
    214,882    Aeroflex Inc. (a)<F33>                                2,604,370
     63,426    BEI Technologies, Inc.                                1,958,595
    454,350    Kemet Corp. (a)<F33>                                  4,066,432
    229,903    Newport Corp. (a)<F33>                                3,241,632
    174,152    OSI Systems, Inc. (a)<F33>                            3,954,992
     82,338    Rofin-Sinar Technologies, Inc. (a)<F33>               3,495,248
    120,567    Trimble Navigation Ltd. (a)<F33>                      3,983,534
                                                                  ------------
                                                                    23,304,803
                                                                  ------------

               Energy Equipment & Services  2.7%
    103,941    Oceaneering International, Inc. (a)<F33>              3,879,078
    115,688    TETRA Technologies, Inc. (a)<F33>                     3,273,971
                                                                  ------------
                                                                     7,153,049
                                                                  ------------
               Food & Staples Retailing  1.5%
    133,009    BJ's Wholesale Club, Inc. (a)<F33>                    3,874,552
                                                                  ------------

               Food Products  1.2%
    114,822    Peet's Coffee & Tea Inc. (a)<F33>                     3,039,338
                                                                  ------------

               Health Care Equipment & Supplies  6.0%
     86,180    Analogic Corp.                                        3,860,002
     21,954    Cholestech Corp. (a)<F33>                               178,728
     49,215    Intuitive Surgical, Inc. (a)<F33>                     1,969,584
     74,711    Kensey Nash Corp. (a)<F33>                            2,579,771
     48,422    Respironics, Inc. (a)<F33>                            2,632,220
    186,843    Thoratec Corp. (a)<F33>                               1,946,904
     63,630    Varian Inc. (a)<F33>                                  2,609,466
                                                                  ------------
                                                                    15,776,675
                                                                  ------------

               Health Care Providers & Services  2.5%
     74,160    Cerner Corp. (a)<F33>                                 3,943,087
    198,139    CryoLife, Inc. (a)<F33>                               1,400,843
     29,886    SFBC International, Inc. (a)<F33>                     1,180,497
                                                                  ------------
                                                                     6,524,427
                                                                  ------------

               Insurance  2.5%
     86,233    AmerUs Group Co.                                      3,906,355
     62,696    Stewart Information Services Corp.                    2,611,288
                                                                  ------------
                                                                     6,517,643
                                                                  ------------

               Internet & Catalog Retail  0.7%
    123,140    Stamps.com Inc. (a)<F33>                              1,950,538
                                                                  ------------

               IT Services  0.5%
     17,670    CACI International Inc. - Class A (a)<F33>            1,203,857
                                                                  ------------

               Leisure Equipment & Products  3.2%
    147,825    Callaway Golf Co.                                     1,995,638
    243,695    Leapfrog Enterprises, Inc. (a)<F33>                   3,314,252
    233,200    Oakley, Inc.                                          2,973,300
                                                                  ------------
                                                                     8,283,190
                                                                  ------------

               Magnetic and Optical Recording Media  0.5%
    128,253    LaserCard Corp. (a)<F33>                              1,345,374
                                                                  ------------

               Marine  1.5%
     91,730    Alexander & Baldwin, Inc.                             3,891,187
                                                                  ------------

               Media  0.6%
    238,022    Imax Corp. (a)<F33>(b)<F34>                           1,963,444
                                                                  ------------

               Metals & Mining  1.4%
     71,765    Commercial Metals Co.                                 3,628,438
                                                                  ------------

               Multi-Utilities & Unregulated Power  2.7%
     72,660    Avista Corp.                                          1,283,902
    677,020    Calpine Corp. (a)<F33>                                2,667,459
     53,495    Energen Corp.                                         3,153,530
                                                                  ------------
                                                                     7,104,891
                                                                  ------------

               Oil & Gas  2.1%
     44,485    Cabot Oil & Gas Corp.                                 1,968,461
     70,355    Southwestern Energy Co. (a)<F33>                      3,566,295
                                                                  ------------
                                                                     5,534,756
                                                                  ------------

               Paper & Forest Products  1.1%
    154,957    Wausau-Mosinee Paper Corp.                            2,767,532
                                                                  ------------

               Pharmaceuticals  1.5%
    225,015    Perrigo Co.                                           3,886,009
                                                                  ------------

               Real Estate  1.8%
    159,998    Corporate Office Properties Trust                     4,695,941
                                                                  ------------

               Road & Rail  0.8%
     81,230    Knight Transportation, Inc.                           2,014,504
                                                                  ------------

               Semiconductor & Semiconductor Equipment  3.5%
    113,780    Actel Corp. (a)<F33>                                  1,995,701
    320,438    Anadigics, Inc. (a)<F33>                              1,201,643
    500,985    Applied Micro Circuits Corp. (a)<F33>                 2,109,147
    106,345    Varian Semiconductor Equipment
                 Associates, Inc. (a)<F33>                           3,918,813
                                                                  ------------
                                                                     9,225,304
                                                                  ------------

               Software  2.0%
     75,210    Macrovision Corp. (a)<F33>                            1,934,401
    173,273    MAPICS, Inc. (a)<F33>                                 1,828,030
     69,393    Sybase, Inc. (a)<F33>                                 1,384,391
                                                                  ------------
                                                                     5,146,822
                                                                  ------------

               Specialty Retail  5.0%
    119,860    Claire's Stores, Inc.                                 2,547,025
     80,850    Cost Plus, Inc. (a)<F33>                              2,597,710
     48,674    Jo-Ann Stores, Inc. (a)<F33>                          1,340,482
    102,023    Men's Wearhouse, Inc. (a)<F33>                        3,260,655
    146,065    Pacific Sunwear Of California, Inc. (a)<F33>          3,251,407
                                                                  ------------
                                                                    12,997,279
                                                                  ------------

               Textiles, Apparel & Luxury Goods  2.0%
     62,469    Oxford Industries, Inc.                               2,579,970
     83,790    Wolverine World Wide, Inc.                            2,632,682
                                                                  ------------
                                                                     5,212,652
                                                                  ------------

               Thrifts & Mortgage Finance  2.6%
     56,702    Doral Financial Corp. (b)<F34>                        2,792,573
    106,435    R&G Financial Corp. - Class B                         4,138,193
                                                                  ------------
                                                                     6,930,766
                                                                  ------------
               TOTAL COMMON STOCKS
                 (cost $212,870,530)                               250,640,536
                                                                  ------------

Principal Amount
----------------
               SHORT TERM INVESTMENTS  8.4%

               U.S. Government Agency Issue  8.4%
$21,859,000    Federal Home Loan Bank Discount Note, 2.00%          21,857,968
                                                                  ------------

               Variable Rate Demand Notes (c)<F35>  0.0%
     43,998    American Family Financial Services Inc., 2.0044%         43,998
        972    Wisconsin Corporate Central Credit Union, 2.0900%           972
                                                                  ------------
                                                                        44,970
                                                                  ------------
               TOTAL SHORT TERM INVESTMENTS
                 (cost $21,902,938)                                 21,902,938
                                                                  ------------

               TOTAL INVESTMENTS  104.2%
                 (cost $234,773,468)                               272,543,474

               Liabilities, less Other Assets   (4.2)%             (11,070,580)
                                                                  ------------

               TOTAL NET ASSETS  100.0%                           $261,472,894
                                                                  ------------
                                                                  ------------

(a)<F33>  Non Income Producing.
(b)<F34>  Foreign Issued.
(c)<F35> Variable rate demand notes are considered short-term obligations and are payable upon demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 2004.

See notes to financial statements.

Frontegra IronBridge Small Cap Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004 (Unaudited)

ASSETS:
Investments at value (cost $234,773,468)                          $272,543,474
Cash                                                                    17,908
Interest and dividend receivable                                       110,573
Receivable for investments sold                                      7,612,124
Receivable for Fund shares sold                                      2,090,544
Other assets                                                            23,214
                                                                  ------------
Total assets                                                       282,397,837
                                                                  ------------

LIABILITIES:
Payable for investments purchased                                   20,683,480
Accrued investment advisory fee                                        198,191
Accrued expenses                                                        43,272
                                                                  ------------
Total liabilities                                                   20,924,943
                                                                  ------------
NET ASSETS                                                        $261,472,894
                                                                  ------------
                                                                  ------------

NET ASSETS CONSIST OF:
Paid in capital                                                   $222,540,930
Undistributed net investment loss                                     (239,463)
Undistributed net realized gain                                      1,401,421
Net unrealized appreciation on investments                          37,770,006
                                                                  ------------
NET ASSETS                                                        $261,472,894
                                                                  ------------
                                                                  ------------

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                         100,000,000
Issued and outstanding                                              15,698,726

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE          $16.66
                                                                        ------
                                                                        ------

See notes to financial statements.

Frontegra IronBridge Small Cap Fund
STATEMENT OF OPERATIONS

                                                              SIX MONTHS ENDED
                                                             DECEMBER 31, 2004
                                                                (UNAUDITED)
                                                             -----------------
INVESTMENT INCOME:
Dividends(1)<F36>                                               $   700,815
Interest                                                             76,189
                                                                -----------
                                                                    777,004
                                                                -----------

EXPENSES:
Investment advisory fees (Note 3)                                   924,113
Fund administration and accounting fees                              37,324
Federal and state registration fees                                  17,516
Custody fees                                                         15,653
Legal fees                                                           14,455
Audit fees                                                           10,107
Shareholder servicing fees                                            7,780
Directors' fees and related expenses                                  3,219
Reports to shareholders                                               3,046
Other                                                                 7,150
                                                                -----------
Total expenses before waiver                                      1,040,363
Waiver of expenses by Adviser (Note 3)                              (23,896)
                                                                -----------
Net expenses                                                      1,016,467
                                                                -----------
NET INVESTMENT LOSS                                                (239,463)
                                                                -----------

REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
Net realized gain on investments                                  4,650,349
Change in net unrealized
  appreciation/depreciation on investments                       21,719,199
                                                                -----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS                                            26,369,548
                                                                -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                     $26,130,085
                                                                -----------
                                                                -----------

(1)<F36>  Net of $6,149 in foreign withholding taxes.

See notes to financial statements.

Frontegra IronBridge Small Cap Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                                        SIX MONTHS ENDED
                                                       DECEMBER 31, 2004       YEAR ENDED
                                                          (UNAUDITED)        JUNE 30, 2004
                                                       -----------------     -------------
OPERATIONS:
Net investment loss                                       $   (239,463)       $   (347,981)
Net realized gain on investments                             4,650,349          13,756,707
Change in net unrealized
  appreciation/ depreciation on investments                 21,719,199          10,361,014
                                                          ------------        ------------
Net increase in net assets
  resulting from operations                                 26,130,085          23,769,740
                                                          ------------        ------------

DISTRIBUTIONS
  PAID FROM:
Net realized gain on investments                           (14,468,928)         (2,607,188)
                                                          ------------        ------------
Net decrease in net assets resulting
  from distributions paid                                  (14,468,928)         (2,607,188)
                                                          ------------        ------------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                                                 97,889,782         108,276,105
Shares issued to holders in
  reinvestment of distributions                             13,297,588           2,256,633
Shares redeemed                                             (6,363,918)        (40,781,068)
                                                          ------------        ------------
Net increase in net assets resulting
  from capital share transactions                          104,823,452          69,751,670
                                                          ------------        ------------

TOTAL INCREASE IN NET ASSETS                               116,484,609          90,914,222
                                                          ------------        ------------

NET ASSETS:
Beginning of period                                        144,988,285          54,074,063
                                                          ------------        ------------
End of period
  (includes undistributed net investment
  income (loss) of  $(239,463) and $0, respectively)      $261,472,894        $144,988,285
                                                          ------------        ------------
                                                          ------------        ------------

See notes to financial statements.

Frontegra IronBridge Small Cap Fund
FINANCIAL HIGHLIGHTS

                                                       SIX MONTHS
                                                         ENDED                YEAR               PERIOD
                                                      DECEMBER 31,           ENDED               ENDED
                                                          2004              JUNE 30,            JUNE 30,
                                                      (UNAUDITED)             2004        2003(1)<F37>(6)<F42>
                                                      ------------          --------      --------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                    $15.83              $13.04              $10.00

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income (loss)                              (0.01)              (0.04)                 --(5)<F41>
Net realized and unrealized
  gain on investments                                      1.88                3.17                3.04
                                                         ------              ------              ------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS                                    1.87                3.13                3.04
                                                         ------              ------              ------

LESS DISTRIBUTIONS PAID:
From net realized gain on investments                     (1.04)              (0.34)                 --
                                                         ------              ------              ------
TOTAL DISTRIBUTIONS PAID                                  (1.04)              (0.34)                 --
                                                         ------              ------              ------

NET ASSET VALUE, END OF PERIOD                           $16.66              $15.83              $13.04
                                                         ------              ------              ------
                                                         ------              ------              ------

TOTAL RETURN(2)<F38>                                     11.96%              24.25%              30.40%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period (in thousands)               $261,473            $144,988             $54,074
Ratio of expenses
  to average net assets(3)<F39>(4)<F40>                   1.10%               1.10%               1.10%
Ratio of net investment loss
  to average net assets(3)<F39>(4)<F40>                 (0.26)%             (0.29)%             (0.07)%
Portfolio turnover rate                                     24%                 94%                 28%

(1)<F37>  Commenced operations on August 30, 2002.
(2)<F38>  Not annualized for periods less than a full year.
(3)<F39> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 1.13%, 1.21% and 2.15% and the ratio of net investment loss to average net assets would have been (0.29)%, (0.40)% and (1.12)% for the periods ended December 31, 2004, June 30, 2004 and June 30, 2003, respectively.
(4)<F40>  Annualized.
(5)<F41>  Less than one cent per share.
(6)<F42>  Formerly the Frontegra Horizon Fund for the period ended June 30,
          2003.

See notes to financial statements.

                                   FRONTEGRA
                             NEW STAR INTERNATIONAL
                                  EQUITY FUND

REPORT FROM NEW STAR
INSTITUTIONAL MANAGERS LIMITED:

PERFORMANCE REVIEW

The Frontegra New Star International Equity Fund was up 11.70%, net of fees, for the six-month period ending December 31, 2004. The Fund's return fell short of the 15.15% return of its benchmark, the MSCI EAFE Index.

OVERVIEW

Recent statements from the US Fed suggest interest rates are to rise further imminently, which should cause some reversal in the relaxed attitude to riskier assets, particularly in US$ linked areas. Cyclical liquidity trends in Europe and Japan are less volatile and should be supportive to asset prices.

Corporations are emerging as significant buyers of equities as absolute valuations in non-US markets are attractive when compared with fixed income funding rates. That is: the cost of debt to companies is now so low that it is rational to leverage balance sheets through issuing debt and buying equity; either their own through stock buy-backs, or someone else's through acquisitions.

Local institutional selling of UK equities may be coming to an end as pension funds and insurers complete their asset allocation switch away from a pre-2000 bull market mix that favoured equities too heavily. European institutions have still not come back to their own equity markets and remain underweight the asset class, providing a source of future buying.

Estimates of corporate profit growth are still rising, but at a slower pace. We expect analysts' earnings revisions to turn negative at some stage this year, though this will not come as a surprise to investors. Oils and materials have shown the strongest momentum recently but oils in particular have suffered a de-rating. Consumer staples and information technology have the weakest profit momentum. We believe the time to own the cyclicals is now running out.

The portfolio is overweight in oils, European financials, media and emerging markets. We are underweight in consumer staples, industrial cyclicals and Japanese financials.

Japanese stock selection suffered from an overweight in oils and a zero position in financials. European stock selection also suffered from the position in oil as well as a weaker pharmaceuticals performance.

PORTFOLIO REVIEW
----------------

As reflected by the return figures, it was a disappointing six months in relative terms as the Fund did not keep pace with the robust returns of the international markets.

SECTOR/STOCK SELECTION

Our Japanese stocks underperformed significantly as investors concentrated on financials and utilities. Oils and materials attracted the best upgrades but the worst stock performance, which hurt our positioning. Engineering stocks also did not participate in the positive performance trends seen in other international markets.

In Continental Europe, our overweight in pharmaceuticals gave back the gains of the third quarter, due mainly to a de-rating of their US peer group led by falls in Merck and Pfizer. The earnings picture at European drug majors has not weakened. Oils also performed poorly despite a strong crude price and vigorous upgrades to analysts' estimates. Our overweight in financials provided some relief as these performed well, particularly life assurance.

COUNTRY SELECTION

Emerging markets gave a boost in local currency terms, helped particularly by the Hungarian bank, OTP. This was offset by a further strong performance from Australia, where we are underweight, which has brought down the contribution from Asia ex-Japan.

CURRENCY SELECTION

A small negative is due to our overweight positions in Emerging markets and Asia ex-Japan, whose currency pegs to the US$ did not allow the same gains to be made as elsewhere in non-US markets.

PORTFOLIO OUTLOOK AND STRATEGY
------------------------------

REGION

The weak US$ transformed a respectable gain for EAFE markets in local currencies into a spectacular in US$ terms. The Pacific Basin was the best in local currency terms but the worst in US$'s as their currency pegs did not allow the same gain that accrued in Euro or Yen. Within Europe, the best gains were achieved in peripheral markets with an emerging flavour. The slowest gains in local currency came from the two largest markets, the UK and Japan.

The ease in cyclical liquidity conditions had a dramatic positive effect on financial markets, both equities and bonds. We expect liquidity to resume tightening this year, as confirmed by statements from the US Federal Reserve and the Chinese authorities. Asset prices which benefited most from the reacceleration of monetary growth would be most at risk under such an environment. That said, the major non-US equity markets are trading at modest valuations, suggesting that these markets should perform relatively well in such an environment.

We have consistently underweighted the UK in recent years due to structural selling by local institutions. The asset allocation switch from equities to bonds is nearing an end, removing a key negative for the London equity market. We have added new stocks in this market recently and may well do more in 2005. The source of cash for such a move could be emerging markets, after their strong run of the past two years.

SECTOR

Oil remains an overweight position in the portfolio, but the position is less aggressive after sales in the fourth quarter. Earnings revisions have continued to come through very strongly, but we are obviously at peak profitability here. The sector performed poorly last quarter so we will look for a better opportunity to reduce further.

Financials, the largest sector component in non-US markets, performed very well. Our overweight in European banks and insurers is maintained, with particular emphasis on life assurance where activity in the savings market is recovering. Japanese bank shares have rallied strongly helped by merger speculation. Leveraged recovery plays they may be, but we cannot ignore the weakness of their core lending business, or potential dilution to come from the many layers of hybrid capital these institutions have raided during their crisis years.

Pharmaceuticals are a controversial overweight in the portfolio. We established this as earnings upgrades came through in mid-year for the European majors and we are hopeful their full year results will pleasantly surprise. The sector has performed poorly due to problems at their US peers, notably Merck, that have led to a further de-rating of this out of favor sector. We are looking to add to positions.

In other sectors, media is a key overweight position within consumer cyclicals as advertising activity shows further strength in Europe. We are wary of classical cyclical manufacturers in industrials and materials that have been pushed up on the China Story. Yes, these enjoy good profitability currently, but ultimately the Europe manufacturers will have to compete with China, not supply her.

SUMMARY

While we are pleased to be reporting a solid positive return of 11.70% for the first half of the fiscal year which ends June 30, 2005, we are also aware that we underperformed the MSCI EAFE Index over the period. We are continuing to employ the investment process which has benefited New Star clients for years and we look forward to improved relative performance in the future.

/s/Richard Lewis

Richard Lewis
New Star Institutional Managers Limited

INVESTMENT HIGHLIGHTS
Growth of a $100,000 Investment

                         Frontegra New Star           Morgan Stanley Capital
      Date           International Equity Fund       International EAFE Index
      ----           -------------------------       ------------------------
     1/8/2004*<F43>           $100,000                       $100,000
    1/31/2004                  $98,200                        $98,677
    2/29/2004                 $101,500                       $100,987
    3/31/2004                 $100,600                       $101,609
    4/30/2004                  $98,700                        $99,415
    5/31/2004                  $98,000                        $99,811
    6/30/2004                 $100,100                       $102,052
    7/31/2004                  $96,500                        $98,746
    8/31/2004                  $96,800                        $99,241
    9/30/2004                  $99,900                       $101,861
   10/31/2004                 $102,100                       $105,347
   11/30/2004                 $108,100                       $112,558
   12/31/2004                 $111,907                       $117,515

*<F43>  1/08/04 commencement of operations.

Portfolio Total Return**<F44>
FOR THE PERIOD ENDED 12/31/04

CUMULATIVE
SINCE COMMENCEMENT                11.91%

This chart assumes an initial gross investment of $100,000 made on 1/08/04 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The Morgan Stanley Capital International EAFE Index measures the overall performance of stock markets in 21 countries within Europe, Australia and the Far East. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.

**<F44> The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra New Star International Equity Fund
SCHEDULE OF INVESTMENTS
December 31, 2004 (Unaudited)

Number of Shares                                                         Value
----------------                                                         -----
            COMMON STOCKS  97.4%

            Australia  0.6%
  45,000    Westfield Group (a)<F45>                               $   579,576
                                                                   -----------

            Belgium  1.0%
  32,500    Fortis                                                     898,974
                                                                   -----------

            China  1.4%
1,048,000   China Petroleum & Chemical Corp. (Sinopec) - Class H       431,459
  20,725    China Petroleum & Chemical Corp. (Sinopec) ADR             849,518
                                                                   -----------
                                                                     1,280,977
                                                                   -----------

            Denmark  1.9%
  29,700    Danske Bank A/S                                            910,394
  14,600    Novo-Nordisk A/S - Class B                                 797,690
                                                                   -----------
                                                                     1,708,084
                                                                   -----------

            Finland  1.0%
  27,700    TietoEnator Oyj                                            881,038
                                                                   -----------

            France  11.5%
  30,300    Alcatel SA (a)<F45>                                        471,571
  54,000    Axa                                                      1,334,403
  14,900    Bouygues SA                                                688,596
   7,700    Lafarge SA                                                 743,102
   5,200    Renault SA                                                 435,041
  21,434    Sanofi-Aventis                                           1,713,089
  26,500    Sodexho Alliance SA                                        801,808
   7,200    Total SA                                                 1,572,706
   8,573    Vinci SA                                                 1,151,301
  44,000    Vivendi Universal SA (a)<F45>                            1,404,866
                                                                   -----------
                                                                    10,316,483
                                                                   -----------

            Germany  4.7%
  15,100    Bayerische Motoren Werke (BMW) AG                          680,393
   5,950    Celesio AG                                                 482,826
  59,000    Deutsche Telekom AG                                      1,334,457
  10,200    Fresenius Medical Care AG                                  820,076
   4,900    SAP AG (Systeme, Anwendungen,
              Produkte in der Datenverarbeitung)                       873,834
                                                                   -----------
                                                                     4,191,586
                                                                   -----------

            Greece  1.0%
  45,000    Cosmote Mobile Telecommunications SA                       902,814
                                                                   -----------

            Hong Kong  4.8%
  92,000    Cheung Kong (Holdings) Ltd.                                917,313
  51,950    China Mobile (Hong Kong) Ltd. ADR                          891,462
 127,000    Sun Hung Kai Properties Ltd.                             1,270,376
  43,000    Swire Pacific Ltd. - Class A                               359,592
 187,000    Television Broadcasts Ltd.                                 868,514
                                                                   -----------
                                                                     4,307,257
                                                                   -----------

            Hungary  0.8%
  12,000    OTP Bank Rt GDR                                            714,000
                                                                   -----------

            India  0.6%
  25,500    Dr Reddy's Laboratories Ltd. ADR                           505,665
                                                                   -----------

            Israel  1.0%
  30,000    Teva Pharmaceutical Industries Ltd. ADR                    895,800
                                                                   -----------

            Italy  4.2%
  35,200    Eni SPA                                                    881,316
  92,130    Mediaset SPA                                             1,168,374
  39,000    SanPaolo IMI SPA                                           561,914
  54,900    Telecom Italia Mobile SPA (T.I.M.)                         410,425
 131,800    UniCredito Italiano SPA                                    757,801
                                                                   -----------
                                                                     3,779,830
                                                                   -----------

            Japan  18.5%
  44,000    Aeon Co. Ltd.                                              734,264
  63,000    Ajinomoto Co., Inc.                                        750,073
 148,000    EBARA CORP.                                                683,166
  95,000    KANEKA CORP.                                             1,075,437
   3,800    Keyence Corp.                                              851,449
  77,000    Mitsui & Co., Ltd.                                         690,573
  15,000    Murata Manufacturing Co., Ltd.                             838,782
 197,000    NIPPON OIL CORP.                                         1,263,091
     195    Nippon Paper Group, Inc.                                   875,378
 687,000    Nippon Steel Corp.                                       1,682,805
  95,800    NISSAN MOTOR CO., LTD.                                   1,041,487
     361    NTT DoCoMo, Inc.                                           665,844
  67,800    OMRON CORP.                                              1,617,751
  55,000    Seino Transportation Co., Ltd.                             515,273
  22,800    SHIMACHU CO., LTD.                                         564,048
  76,200    SHOWA SHELL SEKIYU K.K.                                    693,809
  66,000    SUZUKI MOTOR CORP.                                       1,205,738
  38,100    THK Co., Ltd.                                              754,787
                                                                   -----------
                                                                    16,503,755
                                                                   -----------

            Netherlands  7.4%
  55,000    ASML Holding NV (a)<F45>                                   882,901
  30,800    ING Groep NV                                               931,912
 136,700    Koninklijke Ahold NV (a)<F45>                            1,059,114
  31,500    Royal Dutch Petroleum Co.                                1,813,273
  13,400    Unilever NV                                                898,494
  49,600    Wolters Kluwer NV                                          995,775
                                                                   -----------
                                                                     6,581,469
                                                                   -----------

            Russia  1.2%
  13,000    Autoliv, Inc. SDR                                          622,084
   3,200    Mobile TeleSystems SP, ADR                                 443,232
                                                                   -----------
                                                                     1,065,316
                                                                   -----------

            Singapore  2.8%
  65,000    DBS Group Holdings Ltd.                                    641,081
  25,000    Great Eastern Holdings Ltd.                                199,093
 312,500    Singapore Press Holdings Ltd.                              880,605
  87,000    United Overseas Bank Ltd.                                  735,482
                                                                   -----------
                                                                     2,456,261
                                                                   -----------

            South Korea  0.6%
  24,310    SK Telecom Co., Ltd. ADR                                   540,897
                                                                   -----------

            Spain  2.7%
  28,800    ACS Actividades de Construccion y Servicios, SA            657,659
  47,000    Banco Bilbao Vizcaya Argentaria, SA                        833,696
  54,400    Indra Sistemas, SA                                         929,466
                                                                   -----------
                                                                     2,420,821
                                                                   -----------

            Sweden  3.3%
  65,000    Nordea Bank AB                                             655,341
  40,500    Securitas AB - Class B                                     694,766
 225,000    Skandia Forsakrings AB                                   1,120,700
 142,200    Telefonaktiebolaget LM Ericsson - Class B (a)<F45>         453,643
                                                                   -----------
                                                                     2,924,450
                                                                   -----------

            Switzerland  7.4%
 161,400    ABB Ltd. (a)<F45>                                          901,319
   3,350    Nestle SA                                                  876,462
  29,500    Novartis AG                                              1,486,545
  15,200    Roche Holding AG                                         1,749,785
   7,350    UBS AG                                                     616,324
   5,700    Zurich Financial Services AG                               950,418
                                                                   -----------
                                                                     6,580,853
                                                                   -----------

            Thailand  1.4%
 345,000    Advanced Info Service Public Co. Ltd.                      923,552
 292,000    Shin Corporation                                           298,765
                                                                   -----------
                                                                     1,222,317
                                                                   -----------

            United Kingdom  17.6%
  88,200    Aviva plc                                                1,063,426
 120,100    Barclays plc                                             1,351,200
  25,800    Berkeley Group Holdings plc                                400,726
  67,300    BHP Billiton plc                                           788,823
 123,400    BP plc                                                   1,203,533
 218,000    Compass Group plc                                        1,030,651
  60,000    EMAP plc                                                   939,408
 176,000    EMI Group plc                                              895,442
  71,900    GlaxoSmithKline plc                                      1,686,860
  67,700    HSBC Holdings plc                                        1,142,501
 527,000    Legal & General Group plc                                1,112,967
 134,600    Scottish & Newcastle plc                                 1,126,060
 151,000    Shell Transport & Trading Co. plc                        1,287,179
  40,000    Standard Chartered plc                                     743,770
  89,100    WPP Group plc                                              980,192
                                                                   -----------
                                                                    15,752,738
                                                                   -----------
            TOTAL COMMON STOCKS
              (cost $78,772,793)                                    87,010,961
                                                                   -----------

            TOTAL INVESTMENTS  97.4%
              (cost $78,772,793)                                    87,010,961

            Other Assets in Excess of Liabilities  2.6%              2,318,761
                                                                   -----------

            TOTAL NET ASSETS  100.0%                               $89,329,722
                                                                   -----------
                                                                   -----------

(a)<F45>  Non Income Producing.
ADR - American Depositary Receipt
SDR - Swedish Depositary Receipt

See notes to financial statements.

Frontegra New Star International Equity Fund
PORTFOLIO DIVERSIFICATION
December 31, 2004 (Unaudited)

                                                       Value        Percentage
                                                       -----        ----------

     Advertising                                 $   980,192              1.1%
     Automobile                                    3,984,744              4.5%
     Banks                                        10,562,476             11.8%
     Brewery                                       1,126,060              1.3%
     Building                                      2,983,725              3.3%
     Chemicals                                     1,075,437              1.2%
     Diversified Operations                          359,592              0.4%
     Electronics                                     838,782              0.9%
     Engineering                                     901,319              1.0%
     Food                                          5,416,602              6.1%
     Ground Transportation                           515,273              0.6%
     Import/Export                                   690,573              0.8%
     Information Technology                        5,632,131              6.3%
     Insurance                                     6,712,919              7.5%
     Machinery                                     2,320,853              2.6%
     Medical Products                                820,076              0.9%
     Metals                                        1,682,805              1.9%
     Minerals                                        788,823              0.9%
     Multimedia                                    1,404,866              1.6%
     Music                                           895,442              1.0%
     Oil                                           9,995,884             11.2%
     Paper & Related                                 875,378              1.0%
     Pharmaceutical                                9,318,259             10.4%
     Publishing                                    2,815,789              3.1%
     Real Estate                                   2,767,265              3.1%
     Retail                                        1,298,312              1.4%
     Software                                        873,834              1.0%
     Telecom                                       7,336,662              8.2%
     Television                                    2,036,888              2.3%
                                                 -----------            ------
     TOTAL COMMON STOCKS                          87,010,961             97.4%
                                                 -----------            ------
     TOTAL INVESTMENTS                            87,010,961             97.4%
     Other Assets, Less Liabilities                2,318,761              2.6%
                                                 -----------            ------
     TOTAL NET ASSETS                            $89,329,722            100.0%
                                                 -----------            ------
                                                 -----------            ------

See notes to financial statements.

Frontegra New Star International Equity Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004 (Unaudited)

ASSETS:
Investments at value (cost $78,772,793)                            $87,010,961
Foreign currencies at value (cost $784,712)                            800,982
Cash                                                                 1,502,065
Interest & dividend receivable                                          54,996
Receivable for investments sold                                            730
Other assets                                                            23,652
                                                                   -----------
Total assets                                                        89,393,386
                                                                   -----------

LIABILITIES:
Payable for investments purchased                                          601
Accrued investment advisory fee                                         47,868
Accrued expenses                                                        15,195
                                                                   -----------
Total liabilities                                                       63,664
                                                                   -----------
NET ASSETS                                                         $89,329,722
                                                                   -----------
                                                                   -----------

NET ASSETS CONSIST OF:
Paid in capital                                                    $80,728,355
Undistributed net investment income                                     70,775
Undistributed net realized gain on investments
  sold and foreign currencies                                          275,221
Net unrealized appreciation on investments                           8,255,371
                                                                   -----------
NET ASSETS                                                         $89,329,722
                                                                   -----------
                                                                   -----------

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                          50,000,000
Issued and outstanding                                               8,022,015

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE          $11.14
                                                                        ------
                                                                        ------

See notes to financial statements.

Frontegra New Star International Equity Fund
STATEMENT OF OPERATIONS

                                                              SIX MONTHS ENDED
                                                             DECEMBER 31, 2004
                                                                (UNAUDITED)
                                                             -----------------
INVESTMENT INCOME:
Dividends(1)<F46>                                                $  311,029
                                                                 ----------

EXPENSES:
Investment advisory fees (Note 3)                                   237,896
Custody fees                                                         50,003
Fund administration and accounting fees                              18,803
Audit fees                                                           10,616
Legal fees                                                            9,503
Federal and state registration fees                                   6,383
Shareholder servicing fees                                            6,072
Directors' fees and related expenses                                  3,196
Reports to shareholders                                               1,136
Other                                                                 1,653
                                                                 ----------
Total expenses before waiver and reimbursement                      345,261
Waiver and reimbursement of expenses by Adviser (Note 3)           (107,365)
                                                                 ----------
Net expenses                                                        237,896
                                                                 ----------
NET INVESTMENT INCOME                                                73,133
                                                                 ----------

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on:
    Investments                                                     615,768
    Foreign currency translation                                    (21,374)
Change in net unrealized appreciation on:
    Investments                                                   8,118,694
    Foreign currency                                                 14,829
                                                                 ----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS                                             8,727,917
                                                                 ----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                      $8,801,050
                                                                 ----------
                                                                 ----------

(1)<F46>  Net of $36,266 in foreign withholding taxes.

See notes to financial statements.

Frontegra New Star International Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                                         SIX MONTHS ENDED
                                                        DECEMBER 31, 2004           PERIOD ENDED
                                                           (UNAUDITED)         JUNE 30, 2004(1)<F47>
                                                        -----------------      ---------------------
OPERATIONS:
Net investment income                                      $    73,133              $    51,792
Net realized gain (loss) on:
    Investments                                                615,768                  (19,919)
    Foreign currency translation                               (21,374)                  43,285
Change in net unrealized appreciation on:
    Investments                                              8,118,694                  119,474
    Foreign currency                                            14,829                    2,374
                                                           -----------              -----------
Net increase in net assets
  resulting from operations                                  8,801,050                  197,006
                                                           -----------              -----------

DISTRIBUTIONS
  PAID FROM:
Net investment income                                          (97,435)                      --
Net realized gain on investments                              (299,254)                      --
                                                           -----------              -----------
Net decrease in net assets resulting
  from distributions paid                                     (396,689)                      --
                                                           -----------              -----------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                                                 68,407,740               11,908,423
Shares issued to holders in
  reinvestment of distributions                                387,660                       --
                                                           -----------              -----------
Net increase in net assets resulting
  from capital share transactions                           68,795,400               11,908,423
                                                           -----------              -----------
Capital contributions from affiliates                               --                   24,532
                                                           -----------              -----------

TOTAL INCREASE IN NET ASSETS                                77,199,761               12,129,961
                                                           -----------              -----------

NET ASSETS:
Beginning of period                                         12,129,961                       --
                                                           -----------              -----------
End of period
  (includes undistributed net investment
  income of $70,775 and $95,077, respectively)             $89,329,722              $12,129,961
                                                           -----------              -----------
                                                           -----------              -----------

(1)<F47>  Commenced operations on January 8, 2004.

See notes to financial statements.

Frontegra New Star International Equity Fund
FINANCIAL HIGHLIGHTS

                                                       SIX MONTHS
                                                         ENDED               PERIOD
                                                      DECEMBER 31,           ENDED
                                                          2004              JUNE 30,
                                                      (UNAUDITED)         2004(1)<F48>
                                                      ------------        ------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                    $10.03              $10.00

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income (loss)                              (0.06)               0.09(5)<F52>
Net realized and unrealized
  gain (loss) on investments                               1.22               (0.08)
                                                         ------              ------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS                                    1.16                0.01
                                                         ------              ------

Payment by Affiliates                                        --                0.02
                                                         ------              ------

LESS DISTRIBUTIONS PAID:
From net investment income                                (0.01)                 --
From net realized gain on investments                     (0.04)                 --
                                                         ------              ------
TOTAL DISTRIBUTIONS PAID                                  (0.05)                 --
                                                         ------              ------

NET ASSET VALUE, END OF PERIOD                           $11.14              $10.03
                                                         ------              ------
                                                         ------              ------

TOTAL RETURN(2)<F49>                                     11.80%               0.30%(6)<F53>

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period (in thousands)                $89,330             $12,130
Ratio of expenses
  to average net assets(3)<F50>(4)<F51>                   0.95%               0.95%
Ratio of net investment income
  to average net assets(3)<F50>(4)<F51>                   0.29%               2.01%
Portfolio turnover rate                                     22%                 17%

(1)<F48>  Commenced operations on January 8, 2004.
(2)<F49>  Not annualized for periods less than a full year.
(3)<F50> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 1.38% and 4.41% and the ratio of net investment loss to average net assets would have been (0.14)% and (1.45)% for the periods ended December 31, 2004 and June 30, 2004, respectively.
(4)<F51>  Annualized.
(5)<F52> Per share net investment income has been calculated using the daily average share method.
(6)<F53> During the period ended June 30, 2004, 0.20% of the Fund's total return consists of a voluntary reimbursement by the Adviser. Excluding this item, total return would have been 0.10%.

See notes to financial statements.

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS
December 31, 2004 (Unaudited)

(1)  ORGANIZATION

     Frontegra Funds, Inc. ("Frontegra") was incorporated on May 24, 1996, as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. Frontegra consists of four series: the Frontegra Total Return Bond Fund, the Frontegra Investment Grade Bond Fund, the Frontegra IronBridge Small Cap Fund (formerly Frontegra Horizon Fund) and the Frontegra New Star International Equity Fund (the "Funds"). The Frontegra Total Return Bond and Investment Grade Bond Funds seek a high level of total return, consistent with the preservation of capital. The investment objective of the Frontegra IronBridge Small Cap Fund and the Frontegra New Star International Equity Fund is capital appreciation. The Frontegra Total Return Bond and Investment Grade Bond Funds, sub-advised by Reams Asset Management Company, LLC ("Reams"), commenced operations on November 25, 1996 and February 23, 2001, respectively. The Frontegra IronBridge Small Cap Fund, sub-advised by IronBridge Capital Management, LLC ("IronBridge"), commenced operations on August 30, 2002. The Frontegra New Star International Equity Fund, sub-advised by New Star Institutional Managers Limited ("New Star"), commenced operations on January 8, 2004.

(2)  SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

     (a)  Investment Valuation

          Securities are stated at value. Debt securities (other than short-term instruments) are valued at bid prices furnished by a pricing service, unless actual sale prices are available. Securities (other than short-term investments) for which market quotations are readily available are valued at the last trade price on the national securities exchange on which such securities are primarily traded. Securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent bid price. With respect to all Funds, all equity securities that are traded using the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") are valued using the NASDAQ Official Closing Price ("NOCP"). Securities maturing within 60 days or less when purchased are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by Reams, IronBridge and New Star, pursuant to guidelines established by the Board of Directors.

     (b)  Federal Income Taxes

          Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as regulated investment companies and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

     (c)  Distributions to Shareholders

          Dividends from net investment income are usually declared and paid quarterly for the Frontegra Total Return Bond and Frontegra Investment Grade Bond Funds and at least annually for the Frontegra IronBridge Small Cap and Frontegra New Star International Equity Funds. Distributions of net realized gains, if any, will be declared and paid at least annually for all Funds. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date.

          The tax character of distributions paid during the six months ended December 31, 2004 and the period ended June 30, 2004 were as follows:

                                                       SIX MONTHS ENDED                PERIOD ENDED
                                                       DECEMBER 31, 2004               JUNE 30, 2004
                                                  --------------------------    ---------------------------
                                                  ORDINARY       LONG-TERM      ORDINARY        LONG-TERM
                                                   INCOME      CAPITAL GAINS     INCOME       CAPITAL GAINS
                                                  --------     -------------    --------      -------------
          Frontegra Total
            Return Bond Fund                     $ 8,266,192     $        0    $21,739,165       $      0
          Frontegra Investment
            Grade Bond Fund                        3,284,174              0      6,091,843        210,341
          Frontegra IronBridge
            Small Cap Fund                        10,670,988      3,797,940      2,568,988         38,200
          Frontegra New Star
            International Equity Fund(1)<F54>        396,689              0              0              0

          (1)<F54>  Commenced operations on January 8, 2004.

          As of June 30, 2004, the components of accumulated earnings (losses) for income tax purposes were as follows:

                                                         FRONTEGRA        FRONTEGRA        FRONTEGRA
                                       FRONTEGRA        INVESTMENT        IRONBRIDGE        NEW STAR
                                      TOTAL RETURN         GRADE          SMALL CAP      INTERNATIONAL
                                       BOND FUND         BOND FUND           FUND         EQUITY FUND
                                      ------------      ----------        ----------     -------------
     Cost basis of investments
       for federal income
       tax purposes                   $409,091,882     $147,330,023      $130,567,235      $11,788,077
                                      ------------     ------------      ------------      -----------
                                      ------------     ------------      ------------      -----------
     Gross tax
       unrealized appreciation        $  2,551,003     $    558,179      $ 23,288,874      $   394,536
     Gross tax
       unrealized depreciation          (4,141,056)      (1,055,218)       (7,263,655)        (284,299)
                                      ------------     ------------      ------------      -----------
     Net tax unrealized
       appreciation (depreciation)      (1,590,053)        (497,039)       16,025,219          110,237
                                      ------------     ------------      ------------      -----------
                                      ------------     ------------      ------------      -----------
     Undistributed ordinary income         316,226           19,076        10,502,913           95,077
     Undistributed
       long-term capital gain                   --               --           742,675               --
                                      ------------     ------------      ------------      -----------
     Total distributable earnings          316,226           19,076        11,245,588           95,077
                                      ------------     ------------      ------------      -----------
                                      ------------     ------------      ------------      -----------
     Other accumulated losses           (5,105,017)      (1,393,278)               --           (8,308)
                                      ------------     ------------      ------------      -----------
     Total accumulated
       earnings (losses)              $ (6,378,844)    $ (1,871,241)     $ 27,270,807      $   197,006
                                      ------------     ------------      ------------      -----------
                                      ------------     ------------      ------------      -----------

          The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and outstanding returns of capital on REIT investments.

     (d)  When-Issued Securities

          The Frontegra Total Return Bond and Investment Grade Bond Funds may purchase securities on a when-issued basis. The price of securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date, normally within 45 days of the purchase. At the time of purchase, the Funds will record the transaction and reflect the value of the security and related liability in determining their net asset value. During the period between the purchase and settlement, no payment is made by the Funds to the issuer and no interest is accrued. The Funds will maintain segregated cash, U.S. government securities and liquid securities equal in value to commitments for when-issued securities.

     (e)  Mortgage Dollar Rolls

          The Frontegra Total Return Bond and Investment Grade Bond Funds may enter into mortgage dollar rolls, in which a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, it would be compensated by the difference between the current sale price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price.

     (f)  Futures Contracts

          Each Fund may enter into futures contracts, including index and interest rate futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

          The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments; 2) the possible absence of a liquid secondary market for any particular instrument at any time; 3) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 4) the possible nonperformance by the counterparty under the terms of the contract.

     (g)  Credit Default Swaps

          The Total Return Bond and Investment Grade Bond Funds may enter into credit default swap agreements. The credit default swap agreement may have as a reference obligation one or more securities that are not currently held by a Fund. The buyer in a credit default swap agreement is obligated to pay the seller a periodic fee, typically expressed in basis points on the principal amount of the underlying obligation (the "notional" amount), over the term of the agreement in return for a contingent payment upon the occurrence of a credit event with respect to the underlying reference obligation. A credit event is typically a default.

          A Fund may be either the buyer or seller in the transaction. As a seller, a Fund accrues for and receives a fixed rate of income throughout the term of the agreement, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which is typically the par value (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. Until a credit default swap agreement is closed, the gain or loss on the notional amount in addition to the interest paid or received by a Fund on the notional amount is recorded as unrealized gains or losses on swaps and when the agreement is closed, the gain or loss is recorded as realized gains or losses on swaps.

          Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.
          As noted above, if a Fund is a buyer in a credit default swap agreement and no credit event occurs, it will lose its investment. In addition, the value of the reference obligation received by a Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

     (h)  Foreign Currency Translation

          Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

     (i)  Other

          Investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income, less foreign taxes withheld, is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available to the Funds. Interest income is recognized on an accrual basis. All discounts/premiums are accreted/amortized and are included in interest income. Expenses attributable to the Funds are generally allocated to each Fund based on net assets. Expenses attributable to a particular Fund are allocated directly to that Fund.

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.Frontegra Funds

(3)  INVESTMENT ADVISER

     Each of the Funds has entered into an agreement with Frontegra Asset Management, Inc. (the "Adviser"), with whom certain officers and a director of the Funds are affiliated, to furnish investment advisory services to the Funds. The terms of these agreements are as follows:

     The Frontegra Total Return Bond Fund will pay the Adviser a monthly fee at the annual rate of 0.40% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated August 23, 2004, the Adviser agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.425% of the Fund's average daily net assets. This expense cap agreement will continue in effect until October 31, 2005 with successive renewal terms of one year unless terminated by the Adviser or the Fund prior to any such renewal.

     The Frontegra Investment Grade Bond Fund will pay the Adviser a monthly fee at the annual rate of 0.42% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated August 23, 2004, the Adviser agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.42% of the Fund's average daily net assets. This expense cap agreement will continue in effect until October 31, 2005 with successive renewal terms of one year unless terminated by the Adviser or the Fund prior to any such renewal.

     The Frontegra IronBridge Small Cap Fund will pay the Adviser a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated August 23, 2004, the Adviser has agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 1.10% of the Fund's average daily net assets. This expense cap agreement will continue in effect until October 31, 2005 with successive renewal terms of one year unless terminated by the Adviser or the Fund prior to any such renewal.

     The Frontegra New Star International Equity Fund will pay the Adviser a monthly fee at the annual rate of 0.95% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated August 23, 2004, the Adviser has agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.95% of the Fund's average daily net assets. This expense cap agreement will continue in effect until October 31, 2005 with successive renewal terms of one year unless terminated by the Adviser or the Fund prior to any such renewal.

     Any waivers or reimbursements are subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund's expense limitation cap, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

     The following table shows the waived or reimbursed expenses subject to potential recovery expiring in:

                                                  FRONTEGRA         FRONTEGRA
               FRONTEGRA         FRONTEGRA        IRONBRIDGE        NEW STAR
              TOTAL RETURN   INVESTMENT GRADE     SMALL CAP       INTERNATIONAL
               BOND FUND         BOND FUND           FUND          EQUITY FUND
              ------------   ----------------     ---------       -------------
     2005       $308,637         $132,621               --                --
     2006       $271,055         $216,003          $83,634                --
     2007       $287,901         $246,053         $125,562           $89,001
     2008       $126,466         $115,203          $23,896          $107,365

(4)  CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Frontegra Total Return Bond Fund were as follows:

                                                         SIX MONTHS ENDED       YEAR ENDED
                                                        DECEMBER 31, 2004     JUNE 30, 2004
                                                        -----------------     -------------
     Shares sold                                             1,146,481             462,593
     Shares issued to holders in
       reinvestment of distributions                           249,533             671,747
     Shares redeemed                                        (1,828,100)           (988,501)
                                                            ----------          ----------
     Net increase (decrease) in shares outstanding            (432,086)            145,839
                                                            ----------          ----------
                                                            ----------          ----------

     Transactions in shares of the Frontegra Investment Grade Bond Fund were as follows:

                                                         SIX MONTHS ENDED       YEAR ENDED
                                                        DECEMBER 31, 2004     JUNE 30, 2004
                                                        -----------------     -------------
     Shares sold                                               228,319           2,357,330
     Shares issued to holders in
       reinvestment of distributions                           226,481             441,773
     Shares redeemed                                        (1,568,402)         (3,399,762)
                                                            ----------          ----------
     Net decrease in shares outstanding                     (1,113,602)           (600,659)
                                                            ----------          ----------
                                                            ----------          ----------

     Transactions in shares of the Frontegra IronBridge Small Cap Fund were as follows:

                                                         SIX MONTHS ENDED       YEAR ENDED
                                                        DECEMBER 31, 2004     JUNE 30, 2004
                                                        -----------------     -------------
     Shares sold                                             6,127,056           7,536,969
     Shares issued to holders in
       reinvestment of distributions                           819,322             154,458
     Shares redeemed                                          (408,016)         (2,677,982)
                                                            ----------          ----------
     Net increase in shares outstanding                      6,538,362           5,013,445
                                                            ----------          ----------
                                                            ----------          ----------

     Transactions in shares of the Frontegra New Star International Equity Fund were as follows:

                                                         SIX MONTHS ENDED          YEAR ENDED
                                                        DECEMBER 31, 2004     JUNE 30, 2004(1)<F55>
                                                        -----------------     ---------------------
     Shares sold                                             6,776,984              1,209,499
     Shares issued to holders in
       reinvestment of distributions                            35,532                     --
                                                            ----------             ----------
     Net increase in shares outstanding                      6,812,516              1,209,499
                                                            ----------             ----------
                                                            ----------             ----------

     (1)<F55>  Commenced operations on January 8, 2004.

(5)  INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of securities, excluding short-term investments and U.S. government securities, for the Funds for the six months ended December 31, 2004 are summarized below:

                                                      FRONTEGRA      FRONTEGRA
                    FRONTEGRA         FRONTEGRA      IRONBRIDGE      NEW STAR
                   TOTAL RETURN   INVESTMENT GRADE    SMALL CAP    INTERNATIONAL
                    BOND FUND         BOND FUND         FUND        EQUITY FUND
                   ------------   ----------------   ----------    -------------
     Purchases     $639,981,643     $208,508,205    $128,817,534    $77,646,310
     Sales         $742,794,155     $244,433,636     $43,545,348    $10,890,581

     Purchases and sales of long-term U.S. government securities for the Frontegra Total Return Bond Fund were $1,909,280,500 and $1,860,687,835, respectively. Purchases and sales of long-term U.S. government securities for the Frontegra Investment Grade Bond Fund were $577,243,465 and $566,865,364, respectively.

     There were no purchases or sales of long-term U.S. government securities for the Frontegra IronBridge Small Cap Fund or the Frontegra New Star International Equity Fund.

     The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At June 30, 2004 the Frontegra Total Return Bond Fund had a capital loss carryforward of $3,308,701 with an expiration date of June 30, 2012 and the Frontegra Investment Grade Bond Fund had a capital loss carryforward of $1,145,004 with an expiration date of June 30, 2012. There were no capital loss carryforwards for the other Funds.

     At June 30, 2004 the Frontegra Total Return Bond, Investment Grade Bond and New Star International Equity Funds had post-October capital losses of $1,796,182, $248,274 and $10,682, respectively.

     For the fiscal year ended June 30, 2004 certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income was as follows (unaudited):

          Frontegra IronBridge Small Cap Fund          6%

     For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended June 30, 2004 was as follows (unaudited):

          Frontegra IronBridge Small Cap Fund          5%

A NOTE ON FORWARD-LOOKING STATEMENTS

Except for historical information contained in this semi-annual report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any adviser, sub-adviser and/or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectuses, other factors bearing on these reports include the accuracy of the adviser's, sub-advisers' or portfolio manager's forecasts and predictions, and the appropriateness of the investment programs designed by the adviser, sub-adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

Frontegra Funds has adopted proxy voting policies and procedures that delegate to Frontegra Asset Management, Inc., the Funds' investment adviser (the "Adviser"), the authority to vote proxies. The proxy voting policies permit the Adviser to delegate its authority to vote proxies to each Fund's subadviser. A description of the Frontegra Funds proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-888-825-2100. A description of these policies and procedures is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the most recent twelve months ended June 30 are available without charge by calling the Funds toll free at 1-888-825-2100 or by accessing the SEC's website at http://www.sec.gov.

The Funds file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Form N-Q is available without charge, upon request by calling 1-888-825-2100 or by accessing the SEC's website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.
-----------------------

Not applicable for semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Not applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
----------------------------------

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

Not Applicable.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) Based on an evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days prior to the filing date of this Form N-CSR, the Registrant's Co-Presidents and Treasurer have concluded that the disclosure controls and procedures are effective.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
-----------------

(a)  (1) Not Applicable.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     Frontegra Funds, Inc.

     By:  /s/ Thomas J. Holmberg, Jr.
          -------------------------------------
          Thomas J. Holmberg, Jr., Co-President
          (Principal Executive Officer)

     Date:   March 11, 2005
           ------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By:  /s/ Thomas J. Holmberg, Jr.
          -------------------------------------
          Thomas J. Holmberg, Jr., Co-President
          (Principal Executive Officer)

     Date:   March 11, 2005
           ------------------------------------

     By:  /s/William D. Forsyth III
          --------------------------------------------------
          William D. Forsyth III, Co-President and Treasurer
          (Principal Executive and Financial Officer)

     Date:   March 11, 2005
           ------------------------------------